SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TENET HEALTHCARE CORPORATION

(Name of Registrant as Specified in Its Charter)

TENET SHAREHOLDER COMMITTEE, L.L.C.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intended To Be Released To Security Holders
As of August 23, 2000

M. Lee Pearce, M.D.
1360 South Ocean Boulevard
PH 5
Pompano Beach, FL 33062
Direct: (954) 941-5570

August 22, 2000

      Dear Tenet Shareholder:

      The Tenet Shareholder Committee, L.L.C. (the “Committee”) nominated an opposition slate of candidates for election to the Board of Directors of Tenet Healthcare Corporation (the “Company”). Our reasons for doing so are described in the enclosures (Preliminary Proxy Statement, “Time For A Change,” the “Tenet Healthcare Corporation Fact Book,” and our letters to the Tenet Board).

      In short, the Committee believes that significant changes in the Board of Directors of Tenet are necessary to revitalize the Company and improve and maximize shareholder value. Our materials show:

•	The Company’s poor financial performance over the past five years.

•	Tenet had the lowest return on assets in fiscal 1999 and is on track to repeat this feat in fiscal 2000 with its 2.2 percent return.

•	EBITDA margin declined steadily since peaking in fiscal 1996. The margin reached a new low of 17.0 percent in fiscal 2000.

•	Tenet has the highest debt-to-equity ratio of any of its competitors even after selling or closing 20 hospitals in fiscal 2000.

•	Tenet was below average on 20 of 21 financial measures when compared to its competitors and scored the worst performance on 11 of the measures, based on the latest comparable annual data.

•	The Company’s exorbitant executive compensation and bloated management structure.

•	CEO Barbakow received $22.5 million in compensation in fiscal 1999, according to the Los Angeles Times. Over the past seven years, Barbakow was paid over $74 million, taking into account cash compensation and the value of stock options based on a share price of $30.

•	The Company’s poor corporate governance practices.

•	Tenet twice disregarded strong majority shareholder votes to eliminate the staggered system of electing directors.

The Committee’s candidates are committed to addressing these issues and are all well qualified to do so:

•	M. Lee Pearce, M.D. has extensive experience in the operation of hospitals and has been a director of publicly held hospital companies, including American Medical International (“AMI”) and OrNda Health Corporation, both of which Tenet acquired.

•	Michael E. Gallagher provides advisory services to health care businesses, has been a director of a publicly held health care business, and held several positions with AMI, including Group Vice President — Director of Corporate Development, Financial Planning and Controls.

•	Ambassador Joseph M. Rodgers managed a successful business specializing in hospital construction before serving as the United States Ambassador to France. He is currently chairman of an investment firm and has considerable experience as a director of public companies.

•	Claire S. Farley has a successful operating record in the petroleum industry and now heads a company offering medical diagnosis software and chronic condition management tools over the internet.

      The enclosed materials do not include a formal request for your proxy. On or about August 28, 2000, the Committee will send its Definitive Proxy Statement to all shareholders, and you may cast your vote for the Committee’s candidates at that time by executing the gold proxy card included in that package.

      Until then, please review the enclosed materials and consider whether Tenet’s management, as represented by its candidates for director, has met your expectations as an investor. We think the answer should be “no,” and hope to have your support for the Committee’s candidates at the Annual Meeting of Shareholders in October.

      The Committee’s candidates are not seeking to acquire control of the Board. Under the Company’s By-Laws, the Board is divided into three classes of directors, with only one class elected each year on a rotating basis. No class is large enough to constitute a majority.

Sincerely, /S/ M. LEE PEARCE M. Lee Pearce, M.D., and the Tenet Shareholder Committee, L.L.C.

Enclosures

Tenet Shareholder Committee

Time for a Change
August 21, 2000

Tenet Shareholder Committee
Replacement Slate Nominated
Poor Financial Performance
Executive Compensation and Bloated Management
You Now Know: Change Is Needed
Competitive Point Scores
Return on Assets
Return on Capital
Return on Equity
Long Term Debt / Equity
Total Debt / Equity
Total Debt / EBITDA
EBITDA / Interest
Average Cost of Debt
EBITDA Margin
Depreciation & Amortization
EBIT Margin
Interest Expense
Pretax Margin
EBITDA / Share Growth
Cash Flow From Operations
Cash Flow After Capital Expenditures
Accounts Receivable
Change in A/R DSO
Change in DSO
Revenue Per Employee
EBITDA Per Employee
Accounts Receivable Analysis
Schedule of Non-Recurring Charges
Schedule of Non-Recurring Charges
Shareholder Votes Ignored by Board
Shareholder Votes Ignored by Board

Replacement Slate Nominated

Tenet Shareholder Committee has nominated
4 directors to replace Tenet’s slate of
incumbent directors

•	Why?

•	Poor Financial Performance

•	Exorbitant Executive Compensation and Bloated Management

•	Poor Corporate Governance Practices

Poor Financial Performance

Did You Know?

Tenet has the worst ROA among its competitors in fiscal 1997, 1998 (excepting HCA, due to the Medicare fraud investigation), 1999, and is on track to repeat this feat in fiscal 2000.

1995	1996	1997	1998	1999	2000

2.8%	4.3%	(2.4)%	2.1%	1.9%	2.2%

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending assets.

Poor Financial Performance

Did You Know?

Tenet has the worst ROE among its competitors in both fiscal 1997 & 1999 and without HCA’s OIG payment, THC would repeat in F2000.

1995	1996	1997	1998	1999	2000

10.0%	15.1%	(8.3)%	7.7%	6.7%	7.6%

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending equity.

Poor Financial Performance

Did You Know?

Tenet EBITDA margins peaked in fiscal 1996 ... and have declined steadily thereafter.

1996	1997	1998	1999	2000

19.8%	17.5%	18.3%	17.1%	17.0%

SOURCE: Form 10-K for each respective company. Dividing EBITDA by net revenue.

Poor Financial Performance

Did You Know?

Tenet has consistently maintained the highest leverage among its competitors. From F1995 through F2000, Tenet’s Debt/Equity is the highest.

1995	1996	1997	1998	1999	2000

1.79x	1.23x	1.57x	1.64x	1.66x	1.40x

SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by equity.

Poor Financial Performance

Did You Know?

Since fiscal 1995, Tenet has the highest level of debt to cash flow (Debt/EBITDA) among its competitors each and every year. Close to keeping record in 2000.

1995	1996	1997	1998	1999	2000

5.71x	2.96x	3.31x	3.23x	3.46x	2.93x

SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by EBITDA.

Poor Financial Performance

Did You Know?

From fiscal 1997 — 1999, Tenet’s cost of
debt capital is the highest among its
competitors.

1997	1998	1999	2000

10.05%	8.52%	7.90%	7.91%

SOURCE: Form 10-K for each respective company. Dividing interest expense by the average of beginning and ending short-term and long-term debt.

Poor Financial Performance

Did You Know?

Since fiscal 1994, Tenet has written off more than $2.15 billion after-tax, exceeding the total equity turned over to the management team in the beginning of fiscal 1994.

Source: Form 10-K. Sum of all restructuring and asset impairment changes, tax adjusted with a 40% tax rate, plus all after-tax discontinued operations and extraordinary item charges.

Poor Financial Performance

Did You Know?

From fiscal 1995-2000, after Capital
Expenditures, Tenet produced NO CASH.
“Tenet unfortunately, has not generated any
free cash flow over the last four years...”
(WST 7/3/2000).

1995	1996	1997	1998	1999	2000

(8.2)%	(3.1)%	0.0%	(1.3)%	(0.1)%	2.2%

SOURCE: Form 10-K for each respective company. Dividing Cash Flow From Operations less Capital Expenditures by Net Revenue.

Poor Financial Performance

Did You Know?

•	A/R Days are UP 23.6 days since F1997. This increase required $738 Million in CASH to fund, negatively impacting EPS by $0.11 annually.

1996	1997	1998	1999	2000

55.0	56.5	64.3	77.8	80.1

SOURCE: Tenet’s Form 10-K for each year. Change in DSO in labeled year from three years earlier. Multiply $738 million by average cost of debt capital, with 40% tax rate and 314.9 MM fully diluted shares.

Poor Financial Performance

Did You Know?

Tenet spends over $60 million annually for its legal counsel, hiring over 700 outside law firms? (House Counsel, “Code Blue, GC Healthcare”, May/June 2000).

Poor Financial Performance

Did You Know?

Tenet has admitted losing $100 million per year from its physician practices, an estimated $530 million to date. Another $500 million in write-offs makes management’s mistake a $1 Billion error.

Source: Tenet’s investor presentation admits to $100 million operating loss. Our estimate of losses since end of fiscal 1993 is $530 million. Write-off’s include $157 million from F97-F99 and $177 million in first 9 months of fiscal 2000 to cover about 40% of physician contracts. Total write-off to date is $334 million. Our $500 million estimate assumes a further write-off of $166 million for remaining 60% of physician practices.

Poor Financial Performance

Below Competitor’s Average Performance in F1999

•	Return on Assets*

•	Return on Capital*

•	Return on Equity*

•	LTD / Equity*

•	Total Debt / Equity*

•	Total Debt / EBITDA*

•	EBITDA / Interest*

•	Average Cost of Debt*

•	EBITDA Margin

•	EBIT Margin

•	Interest as % revenue*

•	Pretax Margin*

•	EBITDA / Share Growth

•	Cash Flow Operations / Revenue*

•	Cash Flow Operations — Capital Expenditures/ Revenue

•	Net A/R DSO

•	Change in A/R DSO

•	3 Year Change in A/R DSO

•	Revenue / Employee

•	EBITDA / Employee

* — Lowest in F1999

Poor Financial Performance

Did You Know?

If we give 5 points to the best performer, and 1 point to the worst performer in each of 21 financial measurements, how do they rate?

		Total
	Average	Points

HMA	4.24	89

UHS	3.57	75

HCA	3.29	69

QHGI	2.10	44

THC	1.81	38

Tenet has the worst performance in 11 of 21 measurements. Next worst is Quorum & HMA, scoring lowest just 3 times.

Source: See Tenet Fact Book for full details of each of the 21 financial measurements. All measurements for fiscal 1999 performance.

Executive Compensation
and
Bloated Management

Did You Know?

•	According to the LA Times, CEO Barbakow was paid $22.5 million in 1999.

•	At $30 per share, the company has paid Barbakow nearly $74 Million in 7 years.

Source: Tenet proxy material of cash compensation and stock options. $74 million assumes that all options are cashed in at $30 per share. CEO has not exercised any options since assuming CEO post.

Executive Compensation
and
Bloated Management

Did You Know?

•	Ex-COO Michael Focht retired on December 31, 1999.

•	Yet Tenet still pays him $523,992 per year for “consulting” for 3 years. During this 3 years, he adds 3 years to his retirement vesting schedule and will receive annual compensation in the range of $486,000-$594,000 for a period of 10 years following his retirement.

(Source: Fiscal 1999 and Fiscal 2000 Form 10-K, Exhibit 10-N)

Executive Compensation
and
Bloated Management

Did You Know?

Both Tenet and HCA have 1,450 employees at their corporate / operational / regional offices. Yet HCA owns 53% more beds than Tenet. On average, THC needs 11 corporate people / hospital. HCA provides better financial results with just 7.

Source: Tenet and HCA (Columbia/HCA)’s Form-10K for total employees and Tenet’s F1999 10-K for corporate, operational and regional employees. HCA’s corporate, operational and regional employees provided by HCA. Numbers of hospitals and licensed beds according to form 10-K’s for respective companies for fiscal 1999.

Executive Compensation
and
Bloated Management

Did You Know?

Both THC and HCA own comparably sized hospitals (237 beds vs. 221 beds / hospital). Yet THC needs 19% more employees (968/hospital) than HCA (812/hospital) to operate the hospitals.

Source: Tenet and HCA (Columbia/HCA)’s Fiscal 1999 Form-10K for total employees. Numbers of hospitals and licensed beds according to Fiscal 1999 Form 10-K’s for respective companies.

Poor Corporate Governance
Practices

Did You Know?

At the last 2 annual shareholder meetings, shareholders have overwhelmingly voted to recommend that the Board eliminate the staggered system of electing directors: 62% and 71% respectively.

Source: Tenet’s Form 10-Q for November quarter of each fiscal year.

Poor Corporate Governance
Practices

Did You Know?

The Board ignored shareholders twice by maintaining staggered board elections.

You Now Know:
Change Is Needed

•	Board ignores shareholders’ staggered board recommendation

•	Management is bloated and overpaid

•	Management after 7 years has produced the worst operating results in the industry

You Now Know:
Change Is Needed

•	Senior management should be comprised of hospital operators, rather than investment bankers.

•	Headquarters should be moved out of Santa Barbara to Nashville and support staff downsized.

•	The corporate air force should go.

You Now Know:
Change Is Needed

•	Staggered board terms should be eliminated.

•	The company should be operated for the benefit of shareholders rather than for entrenched management.

Tenet Healthcare Corporation

Fact Book

Prepared by
Tenet Shareholder Committee, LLC.
August 21, 2000

      All information in these slides was gathered from each company’s Form 10-K filings, 10-Q filings and/or proxy material. Information for Tenet Healthcare has been updated for the company’s fourth quarter fiscal 2000 earnings release. Estimates of earnings and cash flow for Tenet’s competitors are consistent with Wall Street’s consensus earnings estimates as reported by firms such as First Call, I/B/E/S and Zack’s Research. Estimates for all competitors have been updated for all earnings released prior to the date on the cover of this book.

Tenet Healthcare Corporation
Fact Book Table of Contents

Competitive Point Scores (THC vs. Competitors)	5

Comparing Tenet with its Competitors Return on Assets	6

Return on Capital	7

Return on Equity	8

Long Term Debt / Equity	9

Total Debt / Equity	10

Total Debt / EBITDA	11

EBITDA / Interest	12

Average Cost of Debt	13

EBITDA Margin	14

Depreciation & Amortization	15

EBIT Margin	16

Interest Expense	17

Pretax Margin	18

EBITDA / Share Growth	19

Cash Flow From Operations	20

Cash Flow After Capital Expenditures	21

Accounts Receivable DSO	22

Change in A/R DSO	23

3 Year Change in A/R DSO	24

Revenue Per Employee	25

Tenet Healthcare Corporation
Fact Book Table of Contents

EBITDA Per Employee	26

THC vs. HCA Employment Levels	27

CEO Compensation	28

Accounts Receivable Analysis	30

Schedule of Non-Recurring Charges	31

Shareholder Votes Ignored by Board	33

Santa Barbara Headquarters	35

Tenet Healthcare Financials	36

HCA Financials	41

Universal Health Financials	46

Health Management Financials	51

Quorum Health Group Financials	56

Matrix of Financial Indicators	61

Competitive Point Scores

(5 = Best to 1 = Worst)

	THC	HCA	UHS	HMA	QHGI
Return on Assets	1.00	3.00	4.00	5.00	2.00

Return on Capital	1.00	3.00	4.00	5.00	2.00

Return on Equity	1.00	3.00	4.00	5.00	2.00

LTD : Equity	1.00	3.00	4.00	5.00	2.00

Total Debt : Equity	1.00	3.00	4.00	5.00	2.00

Total Debt : EBITDA	1.00	3.00	4.00	5.00	2.00

EBITDA : Interest	1.00	3.00	4.00	5.00	2.00

Average Cost of Debt	1.00	3.00	4.00	5.00	2.00

EBITDA Margin	3.00	4.00	1.00	5.00	2.00

D&A % of Revenue	4.00	1.00	3.00	5.00	2.00

EBIT Margin	4.00	3.00	1.00	5.00	2.00

Interest % of Revenue	1.00	3.00	4.00	5.00	2.00

Pretax Margin	1.00	4.00	3.00	5.00	2.00

EBITDA / Share Growth	2.00	4.00	3.00	5.00	1.00

Cash Flow Operations : Revenue	1.00	2.00	4.00	5.00	3.00

Cash Flow Operations — Cap Ex : Revenue	2.00	1.00	5.00	4.00	3.00

Net A/R DSO	2.00	5.00	4.00	1.00	3.00

Change in A/R DSO	2.00	5.00	4.00	1.00	3.00

Three Year Change in A/R DSO	2.00	5.00	4.00	1.00	3.00

Revenue : Employee	3.00	4.00	5.00	2.00	1.00

EBITDA : Employee	3.00	4.00	2.00	5.00	1.00

Total Points	38.00	69.00	75.00	89.00	44.00

Average	1.81	3.29	3.57	4.24	2.10

# Best	—	3.00	2.00	16.00	—

# Worst	11.00	2.00	2.00	3.00	3.00

Return on Assets

Net Income / Assets

Below Competitor’s Average Every Year F95 — 00E
Lowest F95, F97, F99 & F00E

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending assets.

Return on Capital

Net Income / Debt + Equity

Worst Performer F97, 99 & 00E

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending short term debt, long term debt and equity.

Return on Equity

Net Income / Equity

Below Competitor’s Average Every Year F95 — 00E
Worst Performer F97, & 99

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending equity.

Long Term Debt / Equity

Highest Leveraged Company Every Year

SOURCE: Form 10-K for each respective company. Dividing long-term debt by equity.

Total Debt / Equity

Highest Leveraged Company Every Year

SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by equity.

Total Debt / EBITDA

Perennial Leverage Leader
Quorum’s awful performance wins F2000E

SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by EBITDA.

EBITDA / Interest

Worst Interest Coverage Every Year

SOURCE: Form 10-K for each respective company. Dividing EBITDA by interest expense.

Average Cost of Debt

Highest Cost of Debt Capital F1997-1999

SOURCE: Form 10-K for each respective company. Dividing interest expense by the average of beginning and ending short-term and long-term debt.

EBITDA Margin

Margins Peaked in F1996
HCA beats Tenet before & after OIG impact

SOURCE: Form 10-K for each respective company. Dividing EBITDA by net revenue.

Depreciation & Amortization

% of Revenue

Massive Write-Offs Dropped Expense 110 BP Since 1996
150 BP Difference Between THC & HCA

SOURCE: Form 10-K for each respective company. Dividing depreciation and amortization by net revenue.

EBIT Margin

HCA Beating THC Both Before & After OIG
Investigation Impact

SOURCE: Form 10-K for each respective company. Dividing EBIT by net revenue.

Interest Expense

% of Revenue

Highest Interest Burden in the Industry Every Year

SOURCE: Form 10-K for each respective company. Dividing interest expense by net revenue.

Pretax Margin

Below Competitor’s Average Every Year F97 — 00E
Worst Margin 1999

SOURCE: Form 10-K for each respective company. Dividing pre-tax income by net revenue.

EBITDA / Share Growth

Outside of Merger impacts, very little growth.
Competitors Growing 3-7x Faster

SOURCE: Form 10-K for each respective company. Dividing EBITDA / Share in stated year by EBITDA / Share in prior year.

Cash Flow From Operations

% of Revenue

Worst Performer Every Year

SOURCE: Form 10-K for each respective company. Dividing Cash Flow From Operations by Net Revenue.

Cash Flow After Capital
Expenditures

% of Revenue

Using (NOT Generating) Cash from 1995 — 2000E
No Demonstrated Ability to Amortize Debt

SOURCE: Form 10-K for each respective company. Dividing Cash Flow From Operations less Capital Expenditures by Net Revenue.

Accounts Receivable

Days Outstanding

Higher Than Competitor’s Average Every Year F95 — 00E
Worst Performance in F2000

SOURCE: Form 10-K for each respective company. Dividing Net Accounts Receivable by Net Revenues divided by 365.

Change in A/R DSO

Higher Than Competitor’s Average Every Year F97 — 00E

SOURCE: Form 10-K for each respective company. Change in DSO in labeled year from the prior year.

Change in DSO

3 Year Change

Higher Than Competitor’s Average F97, 99 & 00E

SOURCE: Form 10-K for each respective company. Change in DSO in labeled year from three years earlier.

Revenue Per Employee

(in thousands)

HCA Outperforming THC 1999. Fiscal 2000 Spike Caused by
Sale / Closure of 20 Hospitals With Partial Year Revenue

SOURCE: Form 10-K for each respective company. Annual net revenues divided by number of employees at year-end.

EBITDA Per Employee

(in thousands)

HCA Outperforming THC 1999. Fiscal 2000 Spike Caused by
Sale / Closure of 20 Hospitals With Partial Year Revenue

SOURCE: Form 10-K for each respective company. EBITDA divided by employees at year-end.

Tenet vs. HCA Employment Levels
Source: THC Form 10-K, HCA Form 10-K & Management Interview

	THC	HCA	Difference
Hospitals at FY1999 year-end	130	207	-37%

Licensed beds at year-end	30,791	45,663	-33%

Average licensed beds / hospital	237	221	7%

Total Employees	125,950	168,000	-25%

Employees / Hospital	968.85	811.59	19%

Employees / Licensed Bed	4.09	3.68	11%

Corporate / Operational / Regional Employees (Support Employees)	1,450	1,450	0%

Support Employees / Hospital	11.15	7.00	59%

Support Employees / Licensed Bed	0.05	0.03	48%

Tenet Healthcare Corporation
CEO Compensation

Proxy	Barbakow	Barbakow	Barbakow	Option	Option	Vesting	Options		Options
Year	Shares	Options	Options	Price	Expires		Exercisable		Unexercisable
	Owned	Exercised	Added	Added
1994	19,100	—	2,000,000	$9.500	6/1/03	1/3 annually		—		2,098,000

			98,000	$11.625	12/1/03	5/31/96

1995	19,400	—	500,000	$13.875	1/22/05	1/3 annually		666,666		1,931,334

1996	19,400	—	—					1,597,999		1,000,001

1997	22,450	—	900,000	$21.625	5/31/06	2/3 5/31/98		2,431,333		1,066,667

	Includes 3,050 held by minor sons.					1/3 5/31/99

1998	52,450	—	—					2,598,000		900,000

	Includes 3,050 held by minor sons.

1999	164,550	—	1,500,000	$30.438	6/23/08	2/3 6/24/00		3,198,000		1,800,000

	Includes 11,350 held by minor sons.

2000	1,152,013	—	—					3,498,000		1,500,000

	Includes 12,180 held by minor sons.

		Option Recap		$26.00	$27.00	$28.00	$30.00		$32.00

		2,000,000	$9.50	33,000,000	35,000,000	37,000,000	41,000,000		45,000,000

		98,000	$11.63	1,408,750	1,506,750	1,604,750	1,800,750		1,996,750

		500,000	$13.88	6,062,500	6,562,500	7,062,500	8,062,500		9,062,500

		900,000	$21.63	3,937,500	4,837,500	5,737,500	7,537,500		9,337,500

		1,500,000	$30.44						2,343,000

				$44,408,750	$47,906,750	$51,404,750	$58,400,750		$67,739,750

		Cash Comp		$15,556,506	$15,556,506	$15,556,506	$15,556,506		$15,556,506

		7 Yr Comp		$59,965,256	$63,463,256	$66,961,256	$73,957,256		$83,296,256

Tenet Healthcare Corporation
CEO Compensation

	Salary	Bonus	Other	Total	All	Cost
				Cash	Other	for CEO
				Comp	Comp	Personal
1994	$850,000	$892,500	$110,000	$1,852,500	$3,647	$43,700

1995	$900,000	$574,560	$125,813	$1,600,373	$43,554	$36,535

1996	$945,000	$1,165,707	$61,933	$2,172,640	$58,747	$55,710

1997	$992,250	$1,262,947	$64,950	$2,320,147	$66,557	$57,982

1998	$1,091,475	$1,627,190	$78,420	$2,797,085	$77,404	$42,884

1999	$1,091,475	$671,257	$59,318	$1,822,050	$89,008	$36,421

2000	$1,124,000	$1,802,115	$65,596	$2,991,711	$64,471	$47,290

Tenet Healthcare Corporation

Accounts Receivable Analysis

Year	Revenue	A/R	DSO

	($ Millions)	($ Millions)
1994	2,967	385	47.4

1995	3,318	565	62.2

1996	5,559	838	55.0

1997	8,691	1,346	56.5

1998	9,895	1,742	64.3

1999	10,880	2,318	77.8

2000	11,414	2,506	80.1

Change from Base Year to Q3-F00

	F2000	DSO	Change
1996	80.1	55.0	25.1

1997	80.1	56.5	23.6

1998	80.1	64.3	15.9

1999	80.1	77.8	2.4

Cash Required to Fund A/R Increase from Base Year
Using F2000 Revenues of $11.414 Billion
($ in Millions)

1996	$785.4

1997	$738.2

1998	$496.6

1999	$74.2

Tenet Healthcare

Schedule of Non-Recurring Charges

($ Millions)	Restructuring	Asset	Discontinued	Extraordinary
	Charges	Impairment	Operations	Charge
	Pre-Tax	Pre-Tax	After-Tax	After-Tax
Fiscal 1994

Sell Santa Monica headquarters building	(77)

Discontinued Psychiatric Operations			(701)

Fiscal 1995

Move Operational Offices to Dallas and AMI severance	(37)

Discontinued Psychiatric Operations			(9)

Early Retirement of Debt				(20)

Fiscal 1996

Impairment losses on asset values		(86)

Discontinued Psychiatric Operations			(25)

Early Retirement of Debt				(23)

Fiscal 1997

OrNda Merger Charge	(188)

Asset impairment of THC and OrNda Hospitals		(353)

Goodwill write-off of physician practices		(60)

Restructuring physician practices	(18)

Discontinued Psychiatric Operations			(134)

Early Retirement of Debt				(47)

Prior Period Adjustments (F94/95/96)	(10)

Fiscal 1998

Plan to sell or close hospitals		(160)

Tenet Healthcare
Schedule of Non-Recurring Charges

($ Millions)	Restructuring	Asset	Discontinued	Extraordinary
	Charges	Impairment	Operations	Charge
	Pre-Tax	Pre-Tax	After-Tax	After-Tax
Write-off of goodwill for physician practice		(41)

Impairment of hospital assets		(20)

Early Retirement of Debt				(117)

Fiscal 1999

Plan to sell or close hospitals		(277)

Impairment of physician practice assets		(38)

Cost reduction plans	(48)

Fiscal 2000

Impairment of physician practice assets		(177)

Plan to sell or close hospitals		(178)

Discontinued Psychiatric Operations			(19)

Fiscal 1994 - 2000 Totals	(378)	(1,390)	(888)	(207)

Taxes @ 40%	151	556

After-Tax Charges	(227)	(834)	(888)	(207)

TOTAL After-Tax Charges / Write-Offs	(2,156)

Tenet Healthcare Corporation
Shareholder Votes Ignored by Board

      Vote at the 1999 Annual Shareholder Meeting

Declassification of the Company’s Board of Directors
Result: Board Ignored Shareholders

	Votes	% Voting	% Total
For Declassification	163,346,307	62.2%	61.9%

Against Declassification	99,455,258	37.8%	37.7%

Abstaining	1,031,322		0.4%

	263,832,887	100.0%	100.0%

Eliminate Shareholder’s Rights Plan
Result: Board Redeemed Rights

	Votes	% Voting	% Total
For Elimination	200,284,495	76.3%	75.9%

Against Elimination	62,332,407	23.7%	23.6%

Abstaining	1,215,985		0.5%

	263,832,887	100.0%	100.0%

Percentage of Votes AGAINST Incumbent Directors			8.78%

Tenet Healthcare Corporation

Shareholder Votes Ignored by Board

      Vote at the 1998 Annual Shareholder Meeting

Declassification of the Company’s Board of Directors
Result: Board Ignored Shareholders

	Votes	% Voting	% Total
For Declassification	187,596,345	72.9%	71.1%

Against Declassification	69,771,022	27.1%	26.4%

Abstaining	1,481,280		0.6%

	258,848,647	100.0%	98.1%

Percentage of Votes AGAINST Incumbent Directors			0.77%

WHY SANTA BARBARA?

Answer: CEO Barbakow Wants To Live There

Mr. Mackey “Had To” Relocate to Santa Barbara

Cost?	$557,485

Mr. Fetter “Had To” Relocate to Santa Barbara

Cost?	$645,110

Mr. Brown “Had To” Relocate to Santa Barbara

Cost?	$30,289

Mr. Mathiasen “Had To” Relocate to Santa Barbara

Cost?	$61,331

Disconnect Between Corporate and Hospital Operations

Encourages Corporate Air Force

Encourages Culture of Corporate Waste; Focus on resort lifestyle rather than operating hospitals

Tenet Healthcare Corporation

Income Statement
Years as Originally Reported
($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000
Net operating revenues	3,191	2,967	3,318	5,559	8,691	9,895	10,880	11,414

Salaries and benefits			1,367	2,194	3,595	4,052	4,412	4,508

Supplies			432	764	1,197	1,375	1,525	1,595

Provision for doubtful accounts			137	290	498	588	743	851

Other operating expenses	2,680	2,415	759	1,212	1,878	2,071	2,342	2,525

Operating Expenses	2,680	2,415	2,695	4,460	7,167	8,086	9,022	9,479

EBITDA	511	552	623	1,099	1,524	1,809	1,858	1,935

Depreciation	160	161	164	240	335	347	421	411

Amortization			31	81	108	113	135	122

EBIT	351	391	428	778	1,081	1,349	1,302	1,402

Net Interest expense (income)	75	70	138	312	417	464	485	479

Operating Income	276	321	290	466	664	885	817	923

Investment earnings	21	28	27	22	26	22	27	22

Impairment charges		(77)	(37)	(86)	(619)	(221)	(363)	(355)

Gain (Loss) on Asset Sales	122	88	30	346	(18)	(17)		49

Equity in unconsolidated sub			28	20	1

Minority interests consol sub			(9)	(22)	(27)	(22)	(7)	(21)

Pretax income	419	360	329	746	26	647	474	618

Income taxes	155	144	135	348	89	269	225	278

Net income - Continuing Operations	264	216	194	398	(63)	378	249	340

Discontinued operations (net of tax)	(104)	(701)	(9)	(25)	(134)			(19)

Extraordinary Item (net of tax)			60	(20)	(23)	(47)	(117)	(19)

Net Income	160	(425)	165	350	(244)	261	249	302

EPS Operations	$1.01	$0.93	$1.08	$1.34	$1.43	$1.72	$1.64	$1.81

Impairment & Asset Sale Impact	$0.48	$0.29	$(0.02)	$0.51	$(1.64)	$(0.50)	$(0.85)	$(0.84)

EPS, After Impairment	$1.49	$1.23	$1.06	$1.86	$(0.21)	$1.21	$0.79	$0.97

EPS, After Discontinued & Extraordinary Items	$0.91	$(2.54)	$0.91	$1.63	$(0.80)	$0.84	$0.79	$0.96

Pretax - Operations	297	349	336	486	663	885	837	924

Taxes - Operations	119	140	138	199	272	350	322	360

Net Income - Operations	178	209	198	287	391	535	515	564

EPS - Fully Diluted - Operations	$1.01	$1.19	$1.08	$1.34	$1.29	$1.72	$1.64	$1.79

	1993	1994	1995	1996	1997	1998	1999	2000
Primary Shares Outstanding	166.1	167.0	176.8	209.5	303.9	306.3	310.1	312.0

Fully Diluted Shares Outstanding	180.5	181.1	190.1	216.7	304.2	312.1	313.4	314.9

Expense Ratios:

Salaries and benefits			41.2%	39.5%	41.4%	40.9%	40.6%	39.5%

Supplies			13.0%	13.7%	13.8%	13.9%	14.0%	14.0%

Provision for doubtful accounts			4.1%	5.2%	5.7%	5.9%	6.8%	7.5%

Other operating expenses			22.9%	21.8%	21.6%	20.9%	21.5%	22.1%

Operating Expenses			81.2%	80.2%	82.5%	81.7%	82.9%	83.0%

EBITDA Margin	16.0%	18.6%	18.8%	19.8%	17.5%	18.3%	17.1%	17.0%

Depreciation	5.0%	5.4%	4.9%	4.3%	3.9%	3.5%	3.9%	3.6%

Amortization			0.9%	1.5%	1.2%	1.1%	1.2%	1.1%

EBIT Margin	11.0%	13.2%	12.9%	14.0%	12.4%	13.6%	12.0%	12.3%

Interest Expense	2.4%	2.4%	4.2%	5.6%	4.8%	4.7%	4.5%	4.2%

Operating Margin	8.6%	10.8%	8.7%	8.4%	7.6%	8.9%	7.5%	8.1%

Pretax Margin	13.1%	12.1%	9.9%	13.4%	0.3%	6.5%	4.4%	5.4%

Tax Rate	37.0%	40.0%	41.0%	46.6%	342.3%	41.6%	47.5%	45.0%

Tenet Healthcare Corporation
Cash Flow Statement

($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000
Cash Flow from Operations

Net income		(425)	165	350	(244)	261	249	302

Depreciation & amortization		198	195	321	443	460	556	533

Doubtful accounts					494	588	743	851

Deferred taxes		(253)	95	243	(200)	131	101	2

Discontinued operations		856	(356)	53	955	(47)	288	(91)

Net loss (gain) on divestitures		(88)	(30)	(346)	18	17		358

Working capital		(119)	(70)	(438)	(1,135)	(1,028)	(1,372)	(1,086)

Change in short/current debt

Other		(22)	(6)	12	73	21	17

Cash provided from Operations		147	(7)	195	404	403	582	869

Cash Flow from Investing

Proceeds from asset sales		569	172	548	50	170	72	764

Hospital acquisitions		(5)	(1,429)	(410)	(787)	(679)	(646)	(38)

Capital expenditures		(185)	(264)	(370)	(406)	(534)	(592)	(619)

Increase in intangible assets		(24)

Collection of notes receivable		100

Other investing activity		(69)	8	(36)	18	(40)	19	(143)

Cash provided from investing		386	(1,513)	(268)	(1,125)	(1,083)	(1,147)	(36)

Cash Flow From Financing

Bank borrowings		(337)	1,354	(226)	605	587	549	(787)

Proceeds other borrowings

Payment other borrowings

Cash dividends		(40)		30

Equity sold				203	71	97	36	45

Other		16	8		(23)	(16)	(14)	15

Cash provided by financing		(361)	1,362	7	653	668	571	(727)

Net Cash Flow		172	(158)	(66)	(68)	(12)	6	106

Beginning Cash		141	313	155	103	35	23	29

Ending Cash		313	155	89	35	23	29	135

Tenet Healthcare Corporation
Balance Sheet

($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000
Assets

Current Assets:

Cash	141	313	155	89	35	23	29	135

Short-term investments	98	60	139	112	116	132	130	110

Accounts Receivable	502	385	565	838	1,346	1,742	2,318	2,506

Inventories of supplies	62	55	116	128	193	214	221	223

Deferred income taxes	120	372	410	279	294	275	196	176

Assets held for sale	56	204	184	39			655	132

Prepaid expenses	89	55	55	60	407	504	413	312

Total current assets	1,068	1,444	1,624	1,545	2,391	2,890	3,962	3,594

Investments	395	382	362	518	657	515	569	344

PP&E, net	2,492	1,764	3,319	3,648	5,459	6,014	5,839	5,894

Intangible assets	218	107	2,613	2,621	3,099	3,414	3,401	3,329

	4,173	3,697	7,918	8,332	11,606	12,833	13,771	13,161

Liabilities and Stockholders’ Equity

Current Liabilities:

Current LTD	121	545	252	60	28	10	45	9

Short-term borrowings	163	67	35

Accounts payable	140	176	359	380	540	657	713	671

Accrued employee compensation	104	93	162	120	309	355	390	383

Accrued interest payable				68	144	106	163	155

Income taxes payable	30	58	2	33

Other current liabilities	355	701	546	473	749	639	711	694

Total current liabilities	913	1,640	1,356	1,134	1,770	1,767	2,022	1,912

LTD	892	223	3,273	3,191	5,022	5,829	6,391	5,668

Other Liabilities & minority interest	299	389	1,002	977	1,282	1,256	1,048	1,024

Deferred income taxes	317	125	301	394	308	423	440	491

Shareholders’ Equity	1,752	1,320	1,986	2,636	3,224	3,558	3,870	4,066

	4,173	3,697	7,918	8,332	11,606	12,833	13,771	13,161

	1993	1994	1995	1996	1997	1998	1999	2000
ROA —Operations		5.3%	3.4%	3.5%	3.9%	4.4%	3.9%	4.2%

ROC —Operations		10.0%	5.8%	5.2%	5.6%	6.1%	5.2%	5.6%

ROE —Operations		13.6%	12.0%	12.4%	13.4%	15.8%	13.9%	14.2%

ROA —Total		-10.8%	2.8%	4.3%	-2.4%	2.1%	1.9%	2.2%

ROC —Total		-20.3%	4.9%	6.3%	-3.5%	3.0%	2.5%	3.0%

ROE —Total		-27.7%	10.0%	15.1%	-8.3%	7.7%	6.7%	7.6%

LTD : Equity	0.51	0.17	1.65	1.21	1.56	1.64	1.65	1.39

Total Debt : Equity	0.67	0.63	1.79	1.23	1.57	1.64	1.66	1.40

Total Debt : EBITDA	2.30	1.51	5.71	2.96	3.31	3.23	3.46	2.93

Interest Coverage	6.81	7.89	4.51	3.52	3.65	3.90	3.83	4.04

Cost of Debt Capital		7.9%	6.4%	9.2%	10.0%	8.5%	7.9%	7.9%

EBITDA / Share	$3.08	$3.30	$3.52	$5.25	$5.01	$5.91	$5.99	$6.20

EBITDA / Share Growth		7.4%	6.6%	48.9%	-4.4%	17.8%	1.5%	3.5%

EBITDA Margin	16.0%	18.6%	18.8%	19.8%	17.5%	18.3%	17.1%	17.0%

D&A % Revenue	5.0%	5.4%	5.9%	5.8%	5.1%	4.6%	5.1%	4.7%

EBIT Margin	11.0%	13.2%	12.9%	14.0%	12.4%	13.6%	12.0%	12.3%

Interest % Revenue	2.4%	2.4%	4.2%	5.6%	4.8%	4.7%	4.5%	4.2%

Pretax Margin	13.1%	12.1%	9.9%	13.4%	0.3%	6.5%	4.4%	5.4%

Revenue Growth		-7.0%	11.8%	67.5%	56.3%	13.9%	10.0%	4.9%

EBITDA Growth		8.0%	12.9%	76.4%	38.6%	18.7%	2.7%	4.1%

EPS Growth		-379.0%	-135.7%	80.0%	-149.1%	-204.2%	-5.0%	20.7%

Capital Expenditures : Depreciation					1.21	1.54	1.41	1.51

Employees		38,800	69,050	64,680	105,000	116,800	125,950	105,989

Regional / Divisional / Home Office Empl		900	700	680	800	1,130	1,450	853

Revenue / Employee		76	48	86	83	85	86	108

EBITDA / Employee		14	9	17	15	15	15	18

Cash Flow Operations / Revenues		5.0%	-0.2%	3.5%	4.6%	4.1%	5.3%	7.6%

Cash Flow Operations —Cap Ex / Revenues		-1.3%	-8.2%	-3.1%	0.0%	-1.3%	-0.1%	2.2%

Stock Price 5/31	9.500	16.375	16.625	21.500	27.500	35.000	24.500	25.625

Stockholder Annual Return		72.4%	1.5%	29.3%	27.9%	27.3%	-30.0%	4.6%

3 Year Return				126.3%	67.9%	110.5%	14.0%	-6.8%

4 Year Return					189.5%	113.7%	47.4%	19.2%

5 Year Return						268.4%	49.6%	54.1%

Net A/R DSO	57.4	47.4	62.2	55.0	56.5	64.3	77.8	80.1

Change from Last Year		(10.1)	14.8	(7.1)	1.5	7.7	13.5	2.4

Change from 3 Years Ago				(2.4)	9.2	2.1	22.7	23.6

Cash Cost of 3 Year Change							678	738

HCA - The Healthcare Company

Income Statement

	1993	1994	1995	1996	1997	1998	1999	2000

Years as Originally Reported ($ in millions, except per share)

Revenues		11,132	17,695	19,909	18,819	18,681	16,657	16,504

Salaries wages and benefits		4,545	7,101	7,842	7,631	7,811	6,749	6,575
Supplies		1,686	2,558	2,694	2,722	2,901	2,645	2,625
Other operating expenses		2,059	3,418	4,025	4,263	3,771	3,196	3,067
Provision for doubtful accounts		628	998	1,212	1,420	1,442	1,289	1,208
Equity in earnings of affiliates			(100)	(173)	(68)	(112)	(90)	(115)
EBITDA		2,214	3,720	4,309	2,851	2,868	2,888	3,144

Depreciation and Amortization		609	981	1,155	1,238	1,247	1,094	1,024
EBIT		1,605	2,739	3,154	1,613	1,621	1,794	2,120

Interest expense (net)		186	460	498	493	561	471	513
Merger and facility consolidation costs			387	0		(91)		0
Minority interests consol sub		29	113	141	150	70	57	95
Non-recurring transactions		159	0	0	582	0	39	782
Income from conl. ops. (before tax)		1,231	1,779	2,515	388	1,081	1,227	730

Provision for taxes		486	715	1,010	206	549	570	344
Income from continuing operations		745	1,064	1,505	182	532	657	386

Extra. loss on debt/Discon. Oper.		(115)	0	0	(487)	(153)		0
Net Income		630	1,064	1,505	(305)	379	657	386

EPS Continuing Operations		$1.43	$1.58	$2.22	$0.28	$0.82	$1.12	$0.68
EPS, Investigation Charges			$—	$—	$—	$—	$—	$—
Discontinued operations		$(0.22)	$—	$—	$(0.74)	$(0.23)	$—	$—
EPS, Fully Diluted		$1.21	$1.58	$2.22	$(0.46)	$0.59	$1.11	$0.68

Operating Pretax		1,390	2,166	2,515	970	990	1,266	1,512
Operating Net		834	1,300	1,509	582	594	760	907
Operating EPS		$1.61	$1.93	$2.23	$0.88	$0.92	$1.30	$1.61

Basic Shares Outstanding		519	673	678	663	643	585	563
Fully Diluted Shares Outstanding		525	0	0	663	648	591	567

Expense Ratios:
Salaries wages and benefits		40.8%	40.1%	39.4%	40.5%	41.8%	40.5%	39.8%
Supplies		15.1%	14.5%	13.5%	14.5%	15.5%	15.9%	15.9%
Other operating expenses		18.5%	19.3%	20.2%	22.7%	20.2%	19.2%	18.6%
Provision for doubtful accounts		5.6%	5.6%	6.1%	7.5%	7.7%	7.6%	7.3%
EBIT Margin		14.4%	15.5%	15.8%	8.6%	8.7%	10.8%	12.6%

Depreciation and amortization %ppe	5.5%	5.5%	5.8%	6.6%	6.7%	6.6%	6.2%
Tax Rate	39.5%	40.2%	40.2%	53.1%	50.8%	46.5%	47.2%
EBITDA Margin excl equity earnings	19.9%	20.5%	20.8%	14.8%	14.8%	16.8%	18.4%
EBITDA Margin	19.9%	21.0%	21.6%	15.1%	15.4%	17.3%	19.0%

HCA — The Healthcare Company

Cash Flow Statement
($ in millions, except per share)

Cash Flow From Operations:	1993	1994	1995	1996	1997	1998	1999	2000E

Net income		630	961	1,505	(305)	379	657	386

Provision for doubtful accounts			0	0	1,420	1,442	1,269	1,202

Minority interests		29	71	0			0	0

Depreciation & amortization		609	981	1,155	1,238	1,247	1,094	1,024
Merger/facility consolidation costs		159	302	(66)	873	(49)	(77)	0

Amortization debt discount		26	0	0			0	0

Non cash taxes		(39)	15	0	(163)	351	(66)	163

Extra, loss on debt refinancing		187	170	0	56		0	0

Working capital charges		(279)	(275)	(110)	(1,640)	(1,445)	(1,692)	(870)

Other		(21)	29	137	4	(9)	38	13

Cash Flow From Operations		1,301	2,254	2,621	1,483	1,916	1,223	1,823

Cash Flow From Investing

Proceeds from asset sales		86	334	166	212	2,060	805	38

Hospital Acquisitions		(107)	(1,333)	(816)	(411)	(215)	0	(18)

Capital expenditures		(975)	(1,527)	(1,400)	(1,422)	(1,255)	(1,287)	(1,022)

Investments in/advances to affiliates		(226)	(609)	(61)	(29)	383	886	0

Other investing activity		(116)	(283)	(159)	(36)	(3)	521	(198)

Other			(182)	19	(1,060)	0	0	0

Cash Flow From Investing		(1,338)	(3,600)	(2,251)	(2,746)	970	925	(1,200)

Cash Flow From Financing

Debt Paid Restructure		(146)	0	0			0	0

Stock Used in Acquisitions			0	0			0	0

Equity Issued		18	42	0		8	0	0

Issuance of LTD			2,257	459	2,384	(2,658)	1,037	1,200

Payments LTD			(1,969)	(303)			(1,572)	(550)

Borrowing under revolver			1,230	(579)			200	(897)

Payment of Dividends		(36)	(50)	(54)	(53)	(52)	(44)	(56)

Other		(8)	0	(12)	11	3	8	24

Purchase Treasury Stock			0	0	(1,082)	0	(1,884)	(242)

Cash Flow From Financing		(174)	1,510	(489)	1,260	(2,699)	(2,255)	(521)

Net Cash Flow		(211)	164	(119)	(3)	167	(107)	102

Beginning Cash		224	68	232	113	110	124	292

Ending Cash		13	232	113	110	297	190	292

HCA —The Healthcare Company
Balance Sheet

($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Current Assets

Cash		13	232	113	110	297	190	292

Accounts Receivable		1,747	2,665	3,023	2,522	2,096	1,873	1,937

Inventories of supplies		285	406	441	452	434	383	360

Deferred income taxes			113	0	532	149	178	180

Other		505	784	836	807	887	973	901

Total Current Assets		2,550	4,200	4,413	4,423	3,863	3,597	3,671

Investments		888	2,092	2,412	2,751	2,889	2,111	2,192

PP&E, net		6,383	9,751	10,399	10,230	9,449	8,490	8,830

Intangible assets		2,269	3,497	3,709	3,521	2,910	2,319	2,341

Other		249	352	339	1,077	318	368	388

		12,339	19,892	21,272	22,002	19,429	16,885	17,422

Current Liabilities

Current LTD		77	243	201	132	1,068	1,160	691

Accounts payable		503	829	845	929	784	657	676

Salaries, wages, and other compensation		277	520	453	475	425	403	360

Other current liabilities		910	1,146	1,320	1,237	1,282	1,112	1,802

Income taxes			0	127	0	0	0	0

Total Current Liabilities		1,767	2,738	2,946	2,773	3,559	3,332	3,529

LTD		3,853	7,137	6,781	9,276	5,685	5,284	5,776

Deferred credits and other liabilities		1,439	2,166	2,100	1,867	1,839	1,889	1,667

Deferred income taxes		258	722	836	836	765	763	739

Minority interest		5,022	7,129	8,609	7,250	7,581	5,617	5,711

Shareholder Equity		12,339	19,892	21,272	22,002	19,429	16,885	17,422

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA - Operations			8.1%	7.3%	2.7%	2.9%	4.2%	5.3%
ROC - Operations			11.2%	10.2%	3.6%	4.0%	6.3%	8.1%
ROE - Operations			21.4%	19.2%	7.3%	8.0%	11.5%	16.0%

ROA - Total			6.6%	7.3%	-1.4%	1.8%	3.6%	2.3%
ROC - Total			9.2%	10.1%	-1.9%	2.5%	5.4%	3.4%
ROE - Total			17.5%	19.1%	-3.8%	5.1%	10.0%	8.8%

LTD : Equity		0.77	1.00	0.79	1.28	0.75	0.94	1.01
Total Debt : Equity		0.78	1.04	0.81	1.30	0.89	1.15	1.13
Total Debt : EBITDA		1.78	1.98	1.62	3.30	2.35	2.23	2.06
Interest Coverage		11.90	8.09	8.65	5.78	5.11	6.13	6.13
Cost of Debt Capital			8.1%	6.9%	6.0%	6.9%	7.1%	7.9%

EBITDA / Share		$4.26	$5.53	$6.36	$4.30	$4.46	$4.93	$5.58
EBITDA / Share Growth			29.6%	15.0%	-32.4%	3.7%	10.7%	13.1%
EBITDA Margin		19.9%	21.0%	21.6%	15.1%	15.4%	17.3%	19.0%
D&A % Revenue		5.5%	5.5%	5.8%	6.6%	6.7%	6.6%	6.2%
EBIT Margin		14.4%	15.5%	15.8%	6.6%	8.7%	10.8%	12.8%
Interest % Revenue		1.7%	2.6%	2.5%	2.6%	3.0%	2.8%	3.1%
Pretax Margin		11.1%	10.1%	12.6%	2.1%	5.8%	7.4%	4.4%

Revenue Growth			59.0%	12.5%	-5.5%	-0.7%	-10.8%	-0.9%
EBITDA Growth			68.0%	15.8%	-33.8%	0.6%	0.7%	8.9%
EPS Growth			10.2%	40.4%	-87.4%	192.9%	36.6%	-39.2%

Capital Expenditures : Depreciation			1.56	1.21	1.15	1.01	1.18	1.00
Employees					295,000	260,000	168,000	165,000
Regional / Divisional / Home Office Empl
Revenue / Employee					64	72	99	100
EBITDA / Employee					10	11	17	19

Cash Flow Operations / Revenues			12.7%	13.2%	7.9%	10.3%	7.3%	11.0%
Cash Flow Operations - Cap Ex / Revenues			4.1%	6.1%	0.3%	3.5%	-0.4%	4.9%

Stock Price 12/31	22.083	24.333	33.833	40.750	29.625	24.750	29.312	31.750
Stockholder Annual Return		10.2%	39.0%	20.4%	-27.3%	-16.5%	18.4%	8.3%
3 Year Return				84.5%	21.7%	-26.8%	-28.1%	7.2%
4 Year Return					34.2%	1.7%	-13.4%	-22.1%
5 Year Return						12.1%	20.5%	-6.2%

Net A/R DSO		57.3	55.0	55.4	48.9	41.0	41.0	42.8
Change from Last Year			(2.3)	0.5	(6.5)	(8.0)	0.1	1.8
Change from 3 Years Ago					(8.4)	(14.0)	(14.4)	(6.1)
Cash Cost of 3 Year Change							(656)	(274)

Universal Health Services

Income Statement

	1993	1994	1995	1996	1997	1998	1999	2000E

Years as Originally Reported ($ in millions, except per share)

Net revenues		782	931	1,190	1,443	1,874	2,042	2,131

Operating Charges:
Operating expenses		643	771	458	575	753	829	853
Salaries & wages		0	0	421	514	671	729	773
Provision for doubtful accounts		0	0	97	109	140	166	172
EBITDAR		139	161	215	244	311	319	333
Lease and rental expense		34	36	37	38	47	49	48
Nonrecurring charges		10	9	4	0	0	5	0
EBITDA		96	116	173	206	265	264	284

Depreciation and amortization		42	51	72	81	105	108	102
EBITDA		53	64	101	125	159	156	183

Interest expense		6	11	21	19	27	27	32
Minority interest		0	0	0	0	9	6	12

Income before income taxes		47	53	80	106	123	123	139
Provision for income taxes		16	18	29	39	43	45	50
Net income		29	35	51	67	80	78	89
Net Income Excluding Extraordinary Charges		0	0	0	67	81	78	89

E.P.S. — Fully Diluted		$1.00	$1.26	$1.64	$2.03	$2.39	$2.43	$2.91
E.P.S. — Fully Diluted excluding extraordinary charges		$—	$—	$—	$2.03	$2.44	$2.43	$2.91

Shares Outstanding - Primary		29	28	31	33	33	31	30
Shares Outstanding - Fully Diluted		0	0	0	33	33	32	31
Operating Pretax		57	62	84	106	123	128	139
Operating Net		36	39	53	67	78	81	88
Operating EPS		$1.25	$1.40	$1.73	$2.03	$2.40	$2.59	$2.93

Margin Analysis
Operating Expenses		0.0%	0.0%	38.5%	39.9%	40.2%	40.6%	40.0%
Salaries & wages		0.0%	0.0%	35.3%	35.7%	35.8%	35.7%	36.3%
Provision for doubtful accounts		0.0%	0.0%	8.1%	7.5%	7.4%	8.1%	8.1%
EBITDAR		17.8%	17.2%	18.0%	16.9%	16.6%	15.6%	15.6%
Lease and rental expense		4.4%	3.9%	3.1%	2.7%	2.5%	2.4%	2.3%
EBITDA		12.2%	12.4%	14.6%	14.3%	14.1%	12.9%	13.3%
Depreciation and amortization		5.4%	5.5%	6.0%	5.6%	5.6%	5.3%	4.8%
Tax Rate		38.8%	33.0%	36.7%	36.5%	35.3%	36.7%	35.8%
D&A as % PPE		6.7%	6.8%	7.3%	7.1%	7.1%	7.3%	8.0%

Universal Health Services

Cash Flow Statement
($ in thousands, except per share)

	1993	1994	1995	1996	1997	1998	1999	2000E

Cash Flows from Operating Activities:
Net income		29	35	51	67	80	78	89
Adjustments to reconcile net income to net cash provided by operating activities:		0	0	0	0	0	0
Depreciation & amortization		42	51	72	61	105	108	102
Provision for self-insurance reserves		11	14	16	19	9	6	16
Reserve for loss on disposition of businesses		0	0	0	0	0	5	0
Other non cash charges		10	12	4	0	0	0	0
Changes in assets & liabilities, net of effects from acquisitions and dispositions:		0	0	0	0	0	0	0
Accounts receivable		(4)	(5)	(0)	(15)	(21)	(38)	(32)
Accrued interest		(1)	3	(1)	(3)	0	(0)	(4)
Accrued and deferred income taxes		(10)	(21)	16	7	0	(3)	15
Other working capital accounts		2	11	3	34	(2)	32	(11)
Other assets and deferred charges		(3)	(4)	(5)	6	1	10	4
Other		(0)	3	(3)	6	1	10	4
Payments made in settlement of self insurance claims		(15)	(6)	(8)	(16)	(14)	(18)	(3)

Net cash provided by operating activities		61	92	145	158	143	176	200

Cash Flows from Investing Activities:

Property and equipment additions		(44)	(61)	(106)	(144)	(97)	(68)	(130)
Disposition of assets		1	2	2	4	11	16	3
Acquisition of property previously leased		(6)	0	0	0	0	0	0
Acquisition of businesses		(17)	(166)	(158)	(191)	(189)	(32)	(142)
Advances under long term notes receivable		0	0	(7)	0	0	0	0
Acquisition of assets held for lease		(9)	(4)	0	0	0	0	0
Disposition of businesses		4	19	0	0	0	0	0
Other investments		(1)	0	0	0	0	0	0

Net cash used in investing activities		(72)	(230)	(279)	(331)	(275)	(83)	(269)

Cash Flows from Financing Activities:
Additional borrowings		45	149	42	0	0	15	0
Reduction of long-term debt		(22)	(12)	(8)	178	138	(16)	75
Distribution to minority partners		0	0	0	0	0	(16)	0
Issuance of common stock		1	1	100	1	1	3	0
Repurchase of common stock		(13)	0	0	0	(6)	(71)	(7)

Net cash provided by (used in) financing activities		11	138	134	180	133	(68)	68

	1993	1994	1995	1996	1997	1998	1999	2000E
Increase (Decrease) in cash and cash equivalents		0	(1)	0	8	1	5	(1)
Cash and cash equivalents, Beginning of Period		11	1	0	0	0	1	6
Cash and cash equivalents, End of Period		11	0	0	8	1	6	6

Universal Health Services

Balance Sheet
($ in thousands, except per share)

Assets	1993	1994	1995	1996	1997	1998	1999	2000E

Current Assets:
Cash and cash equivalents		1	0	0	0	1	6	6
Accounts receivable, net		85	114	145	180	256	307	338
Supplies		16	18	22	28	39	41	43
Deferred income taxes		13	19	12	11	11	27	0
Other current assets		4	6	14	10	12	22	89
Total current assets		118	157	194	230	320	403	475

Property and equipment		597	618	840	992	1,205	1,215	935
Less: accumulated depreciation		(265)	(225)	(272)	(329)	(397)	(436)	(46)

Other assets:
Excess of cost over fair value of net assets acquired		39	136	150	150	279	276	336
Deferred charges		2	29	10	11	14	11	0
Other		31	33	44	32	27	31	41

Liabilities and Stockholders’ Equity		521	748	966	1,085	1,448	1,498	1,741

Current liabilities:
Current maturities of long term debt		7	7	7	6	4	4	1
Accounts payable and accrued liabilities		92	126	132	153	156	214	230
Federal and state taxes		4	2	1	2	10	0	76
Total current liabilities		104	135	140	160	170	217	307

Deferred income taxes		0	0	0	0	23	31	36
Other noncurrent liabilities		72	78	97	126	210	189	128
Long term debt, net of current maturities		85	237	276	272	418	419	553

Common stockholders’ equity:
Class A Common Stock, 2,057,929 shares		0	0	0	0	0	0	0
outstanding in 1998, 2,059,929 in 1997		0	0	0	0	0	0	0
Class B Common Stock, 29,901,218 shares		0	0	0	0	0	0	0
outstanding in 1998, 30,122,479 in 1997		0	0	0	0	0	0	0
Class C Common Stock, 207,230 shares		0	0	0	0	0	0	0
outstanding in 1998, 207,230 in 1997		0	0	0	0	0	0	0
Class D Common Stock, 28,786 shares		0	0	0	0	0	0	0
outstanding in 1998, 32,063 shares in 1997		0	0	0	0	0	0	0
Capital in excess of par, net of deferred compensation		0	0	0	0	0	0	0
of $185 in 1998 and $295 in 1997		88	90	194	201	222	158	0
Retained earnings		172	208	258	328	405	483	717
		261	298	453	527	627	642	717
Total Liabilities & Equity		521	748	966	1,085	1,448	1,498	1,741

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA — Operations			6.2%	6.2%	6.6%	6.2%	5.5%	5.4%
ROC — Operations			8.9%	8.5%	8.8%	8.5%	7.7%	7.6%
ROE — Operations			14.1%	14.2%	13.7%	13.5%	12.8%	13.0%

ROA — Total			5.6%	5.9%	6.6%	6.3%	5.3%	5.5%
ROC — Total			8.1%	8.0%	8.8%	8.6%	7.4%	7.6%
ROE — Total			12.7%	13.5%	13.7%	13.8%	12.3%	13.1%

LTD: Equity		0.33	0.80	0.61	0.52	0.67	0.65	0.77
Total Debt: Equity		0.35	0.82	0.62	0.53	0.67	0.66	0.77
Total Debt: EBITDA		0.97	2.11	1.63	1.35	1.60	1.60	1.95
Interest Coverage		15.23	10.32	8.15	10.63	9.76	9.83	8.92
Cost of Debt Capital			6.7%	8.1%	6.9%	7.7%	6.4%	6.5%

EBITDA / Share		$3.32	$4.10	$5.61	$6.22	$8.14	$8.41	$9.46
EBITDA / Share Growth			23.6%	36.8%	10.8%	30.8%	3.3%	12.5%
EBITDA Margin		12.2%	12.4%	14.6%	14.3%	14.1%	12.9%	13.3%
D&A % Revenue		5.4%	5.5%	6.0%	5.6%	5.6%	5.3%	4.8%
EBIT Margin		6.6%	6.9%	8.5%	8.7%	8.5%	7.6%	8.6%
Interest % Revenue		0.8%	1.2%	1.8%	1.3%	1.4%	1.3%	1.5%
Pretax Margin		6.0%	5.7%	6.7%	7.3%	6.6%	6.0%	6.5%

Revenue Growth			19.0%	27.8%	21.2%	29.9%	9.0%	4.3%
EBITDA Growth			15.1%	33.7%	13.8%	27.3%	2.4%	4.4%
EPS Growth			26.3%	30.3%	23.7%	17.6%	1.7%	19.6%

Capital Expenditures: Depreciation		1.04	1.18	1.47	1.78	0.92	0.62	1.28
Employees					17,800	19,200	19,350	20,000
Regional / Divisional / Home Office Employee
Revenue / Employee					81	98	106	107
EBITDA / Employee					12	14	14	14

Cash Flow Operations / Revenues		7.8%	9.9%	12.2%	11.0%	7.6%	8.6%	9.4%
Cash Flow Operations — Cap Ex / Revenues		2.1%	3.3%	3.3%	1.0%	2.5%	5.3%	3.3%

Stock Price 12/31	10.125	12.250	22.188	28.625	50.375	51.875	36.000	67.938
Stockholder Annual Return		21.0%	81.1%	29.0%	76.0%	3.0%	-30.6%	88.7%
3 Year Return				182.7%	311.2%	133.8%	25.8%	34.9%
4 Year Return					397.5%	323.5%	62.3%	137.3%
5 Year Return						412.3%	193.9%	206.2%

Net A/R DSO		39.6	44.8	44.6	45.6	49.9	54.9	57.9
Change from Last Year			5.2	(0.2)	1.0	4.3	5.0	2.9
Change from 3 Years Ago					6.0	5.2	10.3	12.3
Cash Cost of 3 Year Change							58	72

Health Management Associates

Income Statement	1993	1994	1995	1996	1997	1998	1999	2000
Years as Originally Reported
($ in millions, except per share)

Net patient service revenues		438	531	714	895	1,139	1,356	1,620

Costs and expenses
Salaries and benefits		149	179	248	311	402	486	585
Supplies and other		135	162	216	270	331	390	475
Provision for doubtful accounts		40	48	65	77	96	130	140
EBITDAR		114	141	185	238	307	349	420
Rents		11	13	16	19	27	33	39
Total operating expenses		336	403	545	677	858	1,039	1,239
EBITDA		103	128	169	219	280	316	381

Depreciation and amortization		17	21	27	37	50	61	76
EBIT		86	108	142	182	230	255	304

Interest expense		4	4	4	4	5	8	27

Income before income taxes		82	104	138	178	225	247	278
Provision for income taxes		33	41	54	70	88	97	109
Cumulative effect of change in accounting for
income taxes		(3)	0	0	0	0	0	0

Net income		47	63	84	108	137	150	169

Net income per share:		$—	$—	$—	$—	$—	$—	$—
Income before accounting change		$0.21	$0.26	$0.34	$0.43	$0.54	$0.60	$0.70
Accounting change		$(0.01)	$—	$—	$—	$—	$—	$—

Net income per share		$0.20	$0.26	$0.34	$0.43	$0.54	$0.60	$0.69

Weighted average number of common shares
and common equivalents shares outstanding		236	239	244	249	256	250	242

Margin Analysis
Salaries and benefits		34.1%	33.8%	34.7%	34.7%	35.3%	35.8%	36.1%
Supplies and other		30.8%	30.5%	30.3%	30.1%	29.1%	28.8%	29.3%
Provision for doubtful accounts		9.1%	9.1%	9.1%	8.6%	8.6%	9.6%	8.6%
EBITDAR margin		26.0%	26.6%	25.9%	26.6%	27.0%	25.8%	25.9%
Rents		2.6%	2.4%	2.3%	2.2%	2.4%	2.4%	2.4%
Total operating expenses		76.5%	75.8%	76.3%	75.6%	75.4%	76.7%	76.5%
EBITDA Margin		23.5%	24.2%	23.7%	24.4%	24.6%	23.3%	23.5%
Depreciation		3.8%	3.9%	3.8%	4.1%	4.4%	4.5%	4.7%
EBIT Margin		19.7%	20.3%	19.9%	20.3%	20.2%	18.8%	18.8%
Pretax Margin		18.6%	18.6%	18.6%	18.6%	18.6%	18.6%	18.6%

Tax Rate	39.9%	39.3%	39.2%	39.2%	39.3%	39.2%	39.3%

Depreciation % of PP&E	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Health Management Associates
Cash Flow Statement ($ in thousands)

Cash Flows from Operating Activities:	1993	1994	1995	1996	1997	1998	1999	2000E
Net Income		47	63	84	108	137	150	169

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation & amortization		17	21	27	37	50	61	76

Cummulative effect of change in accounting for income taxes		3	0	0	0	0	0	0

Loss on sale of fixed assets		(0)	0	0	(0)	(0)	0	0

Decrease in Deferred and other income taxes		(1)	(1)	1	(0)	0	(5)	0

Changes in assets & liabilities, net of effects from acquisitions and dispositions:

Accounts receivable		(21)	(12)	(20)	(13)	(50)	(65)	(17)

Increase in other current assets		(1)	(1)	(1)	(3)	(28)	(8)	(81)

Deferred charges and other assets		(3)	(3)	(7)	(3)	(4)	0	(7)

Accounts payable		1	6	3	2	4	23	19

Accrued expenses and other liabilities		0	3	1	5	9	3	19

Income taxes — currently payable and deferred		3	(3)	3	(1)	8	10	(13)

Other long term liabilities		3	1	3	1	0	(1)	0

Net cash provided by operating activities		46	74	95	132	127	168	167

Cash Flows from Investing Activities:

Acquisition of facility		(1)	(74)	(100)	(51)	(168)	(184)	(60)

Additions to property, plant and equipment		(23)	(23)	(41)	(59)	(54)	(159)	(112)

Proceeds from sale of equipment		5	0	0	0	0	0	0

Net cash used in investing activities		(19)	(97)	(141)	(110)	(222)	(343)	(172)

Cash Flows from Financing Activities:

Proceeds from long term borrowings		7	1	1	1	58	250	73

Principal payments on debt		(10)	(14)	(7)	(21)	(22)	(17)	(15)

Proceeds from issuance of common stock		11	2	9	34	8	(57)	(42)

Decrease in funds held by trustee		(0)	(0)	(1)	0	(4)	(0)	1

Net cash provided by (used in) financing activities		7	(11)	2	14	40	175	16

Increase (Decrease) in cash and cash equivalents		35	(34)	(44)	36	(55)	0	10

Cash and cash equivalents, Beginning of Period		74	109	75	31	67	13	13

Cash and cash equivalents, End of Period		109	75	31	67	13	13	23

Health Management Associates
Balance Sheet

($ in thousands, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Current Assets:

Cash and cash equivalents		109	75	31	67	13	13	23

Accounts receivable, net		55	69	103	119	219	312	342

Funds held by trustee		1	1	2	1	1	2	0

Income taxes-receivable and deferred		2	7	12	13	18	31	0

Other current assets		9	22	29	35	57	68	122

Total current assets		178	175	178	236	309	425	488

Property and equipment		279	365	505	473	926	1,142	1,088

Less: accumulated depreciation		(65)	(82)	(107)	0	(188)	(230)	(21)

Net property and equipment		214	283	398	473	738	912	1,068

Other assets:

Funds held by trustee		0	0	0	1	4	4	3

Deferred charges and other assets		7	10	16	18	62	175	184

Total Assets		399	468	592	728	1,112	1,517	1,742

Liabilities and Stockholders’ Equity

Current liabilities:

Accounts payable		15	22	29	34	44	74	93

Accrued expenses and other liabilities		17	23	30	37	58	72	73

Income taxes —currently payable and deferred		0	0	4	3	10	20	0

Current maturities of long term debt		7	7	8	8	9	9	0

Total current liabilities		40	51	71	83	121	175	166

Deferred income taxes		19	18	19	19	40	33	33

Other long term liabilities		11	12	15	16	61	17	18

Long term debt, net of current maturities		76	68	69	50	134	402	499

Common stockholders’ equity:

Preferred stock, $0.01 par value, 5,000,000

Common Stock, Class A, $0.01 par value		0	1	1	0	2	3	0

Additional paid in capital		132	134	149	0	242	295	0

Treasury stock

Retained earnings		120	183	267	560	513	663	1,027

Total stockholders’ equity		253	318	418	560	757	891	1,027

Total Assets and Shareholders Equity		399	467	592	728	1,112	1,517	1,742

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA - Operations			14.6%	15.9%	16.4%	14.9%	11.4%	10.3%
ROC - Operations			17.7%	19.3%	19.8%	18.2%	13.7%	12.0%
ROE - Operations			22.2%	22.9%	22.2%	20.8%	18.2%	17.6%

ROA - Total			14.6%	15.9%	16.4%	14.9%	11.4%	10.3%
ROC - Total			17.7%	19.3%	19.8%	16.2%	13.7%	12.0%
ROE - Total			22.2%	22.9%	22.2%	20.8%	18.2%	17.6%

LTD: Equity		0.30	0.21	0.16	0.09	0.18	0.45	0.49
Total Debt: Equity		0.33	0.23	0.18	0.10	0.19	0.46	0.49
Total Debt: EBITDA		0.81	0.58	0.46	0.26	0.51	1.30	1.31
Interest Coverage		23.02	35.47	46.11	58.89	58.94	37.72	14.20
Cost of Debt Capital			4.6%	4.6%	5.5%	4.7%	3.0%	5.9%

EBITDA / Share		$0.44	$0.54	$0.69	$0.88	$1.10	$1.26	$1.57
EBITDA / Share Growth			23.2%	29.2%	26.6%	25.1%	15.1%	24.7%
EBITDA Margin		23.5%	24.2%	23.7%	24.4%	24.6%	23.3%	23.5%
D&A % Revenue		3.8%	3.8%	3.8%	4.1%	4.4%	4.5%	4.7%
EBIT Margin		19.7%	20.3%	19.9%	20.3%	20.2%	18.8%	18.8%
Interest % Revenue		1.0%	0.7%	0.5%	0.4%	0.4%	0.6%	1.7%
Pretax Margin		18.6%	19.6%	19.4%	19.9%	19.8%	18.2%	17.1%

Revenue Growth			21.2%	34.5%	25.4%	27.2%	19.0%	19.5%
EBITDA Growth			24.9%	31.7%	29.3%	28.3%	12.8%	20.4%
EPS Growth			34.2%	30.3%	26.2%	23.1%	11.7%	14.8%

Capital Expenditures: Depreciation		1.36	1.12	1.52	1.62	1.07	2.60	1.47
Employees					10,000	15,000	16,000	18,000
Regional / Divisional / Home Office Empl					55	55	65
Revenue / Employee					90	76	85	90
EBITDA / Employee					22	19	20	21

Cash Flow Operations / Revenues		10.5%	14.0%	13.2%	14.8%	11.2%	12.4%	10.3%
Cash Flow Operations - Cap Ex / Revenues		5.4%	9.7%	7.5%	8.2%	6.4%	0.7%	3.4%

Stock Price 9/30	3.480	4.863	6.344	11.109	14.055	18.250	7.750	14.500
Stockholder Annual Return		39.7%	30.4%	75.1%	26.5%	29.8%	-57.5%	87.1%
3 Year Return				219.2%	189.0%	167.7%	-30.2%	3.2%
4 Year Return					303.8%	275.3%	22.2%	30.5%
5 Year Return						424.4%	59.4%	128.6%

Net A/R DSO		46.1	47.3	52.7	48.6	70.2	84.0	77.2
Change from Last Year			1.2	5.3	(4.0)	21.6	13.8	(6.8)
Change from 3 Years Ago					2.5	22.9	31.3	28.5
Cash Cost of 3 Year Change							116	126

Quorum Health Group

Income Statement
Years as Originally Reported
($ In millions, except per share)

	1993	1994	1995	1996	1997	1998	1999	2000
Net patient service revenue		520	724	963	1,274	1,428	1,505	1,614
Hospital management		73	74	78	79	80	83	80
Reimbursable expenses		48	52	57	61	65	65	64
Net operating revenue	343	641	850	1,099	1,414	1,572	1,653	1,758

Salaries and benefits	130	235	320	421	561	628	687	722
Reimbursable expenses	43	48	52	57	61	65	65	64
Supplies	41	90	122	161	198	210	231	255
Fees	29	56	83	103	126	141	157	158
Other operating	29	57	68	93	117	130	122	129
Doubtful accounts	16	39	49	56	90	107	127	130
Equity in earnings of affiliates	0	0	0	0	0	7	22	19
EBITDAR	56	116	156	208	261	299	252	319

Leases and rentals	0	0	0	0	0	0	34	37
EBITDA	56	116	156	208	261	299	252	282

Depreciation /amortization	15	28	38	56	75	87	95	108
EBIT	41	88	119	152	186	212	157	211

Interest	14	25	22	37	46	41	54	69
Loss (gain) on sale of assets	0	0	0	(1)	0	0	35	0
Minority interest	1	1	1	0	1	3	(6)	4

Income before taxes & extraordinary	26	62	95	117	139	168	72	95
Income taxes	10	26	40	47	55	67	33	37
Income before extraordinary items	16	36	56	69	84	102	39	58
Extraordinary item	0	0	0	0	(8)	(15)	0	0
Net income	0	0	0	0	76	87	39	58

EPS:
Primary (operating)	$0.27	$0.64	$0.76	$0.93	$1.11	$1.36	$0.53	$0.81
Extraordinary item	$—	$—	$—	$—	$—	$(0.20)	$—	$—
Net earnings per share	$—	$—	$—	$—	$1.00	$1.16	$0.53	$0.81

Fully Diluted (operating)	$0.25	$0.59	$0.76	$0.93	$1.11	$1.32	$0.52	$0.75
Extraordinary item	$—	$—	$—	$—	$—	$(0.19)	$—	$—
Net earnings per share	$—	$—	$—	$—	$1.00	$1.12	$0.52	$0.75

Average shares:
Primary	59.4	56.7	73.7	74.6	75.9	74.7	73.5	71.5
Fully Diluted	66.8	61.8	73.7	74.6	76.0	77.2	74.4	82.0

Margin Assumptions

Salaries/Revs	37.8%	36.7%	37.6%	38.3%	39.7%	39.9%	41.6%	41.1%

Reimb Exp/Revs	12.4%	7.5%	6.1%	5.2%	4.3%	4.1%	3.9%	3.6%

Supplies/Revs	11.9%	14.0%	14.3%	14.6%	14.0%	13.4%	14.0%	14.5%

Fees/Revs	8.3%	8.7%	9.8%	9.3%	8.9%	9.0%	9.5%	9.0%

Other Operating	8.3%	8.9%	8.0%	8.4%	8.3%	8.2%	7.4%	7.3%

Doubtful Accounts	4.8%	6.1%	5.7%	5.1%	6.4%	6.8%	7.7%	7.4%

EBITDA Margin	16.4%	18.1%	18.4%	19.0%	18.5%	19.0%	15.3%	18.2%

EBITDA Margin excluding reimbursement	18.7%	19.6%	19.6%	20.0%	19.3%	19.8%	15.9%	18.8%

EBITDA Margin excluding JV equity	18.7%	19.6%	19.6%	20.0%	19.3%	19.4%	14.5%	17.7%

Depreciation % PPE	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Tax Rate	39.6%	41.4%	41.4%	40.6%	39.7%	39.7%	46.3%	39.1%

Quorum Health Group
Cash Flow Statement

($ in thousands, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Cash Flow From Operations

Net income		36	56	69	76	87	39	58

Depreciation		24	38	57	75	87	95	108

Minority Interest		1	1	1	1	3	(16)	4

Other operating		10	(7)	(13)	15	(52)	11	(5)

Cash Flow From Operations		72	88	114	167	125	129	164

Cash Flow From Investing

Acquisition		(350)	(100)	(205)	(176)	(132)	(217)	(20)

PP&E		(36)	(58)	(62)	(71)	(132)	(124)	(104)

Assets held for sale		(37)	3	0	0	0	13	7

Assets sold		67	4	1	0	15	0	0

Other		(1)	0	0	2	(4)	(1)	1

Cash Flow From Investing		(357)	(151)	(266)	(245)	(253)	(329)	(116)

Cash Flow From Financing

Principal payments		0	0	0	0	0	0	0

Proceeds from notes		0	0	0	0	0	0	0

Proceeds from issuance of senior notes		0	0	150	0	0	0	0

Borrowing under credit line		381	269	364	351	96	256	(189)

Payments under credit line		(269)	(212)	(368)	(179)	0	0	0

Common stock		166	6	6	8	13	(39)	(13)

Subordinated notes		(18)	0	0	(100)	0	0	150

Loan origination costs		(1)	(2)	(5)	(0)	0	0	0

Other		(1)	(1)	(2)	(2)	17	(12)	(4)

Cash Flow From Financing		258	60	145	77	127	205	(57)

Net Cash Flow		(26)	(3)	(7)	(1)	(1)	5	(9)

Beginning cash		57	30	27	20	19	18	22

Ending cash		30	27	20	19	18	22	13

Quorum Health Group
Balance Sheet

($ in thousands, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Assets

Current Assets

Cash and equivalents		30	27	20	19	18	22	13

Accounts receivable		107	145	186	249	273	332	337

Supplies		17	21	27	32	29	39	36

Deferred income taxes		7	7	0	0	0	0	0

Assets for sale		6	0	0	0	0	0	0

Other current assets		15	18	26	32	34	47	53

Total current assets		183	218	259	331	355	440	439

PP&E, net		314	419	551	687	679	835	851

Goodwill		111	111	143	186	144	226	225

Other assets		18	25	68	75	313	330	331

		626	774	1,021	1,279	1,491	1,832	1,845

Liabilities and Shareholders’ Equity

Current Liabilities

Accounts payable		32	39	47	77	70	97	101

Accrued salaries		26	36	43	62	64	73	72

Accrued pension		6	0	0	0	0	0	0

Accrued taxes		4	2	0	0	0	0	0

Deferred income		6	6	5	6	0	0	0

Other current liabilities		3	1	2	3	28	35	31

Current LTD		5	2	2	2	1	1	1

Current Liabilities		81	85	99	151	163	205	206

LTD		225	287	431	520	617	872	832

Reserves for liability		7	0	0	0	0	0	0

Deferred taxes		11	24	33	38	29	33	28

Other liabilities		4	15	20	25	31	36	43

Minority interest		4	6	6	27	27	60	66

Common Equity		294	356	432	518	622	625	670

		626	774	1,021	1,279	1,491	1,832	1,845

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA - Operations			3.2%	4.1%	4.0%	2.9%	3.2%	3.8%
ROC - Operations			3.8%	4.9%	4.8%	3.6%	3.9%	4.6%
ROE - Operations			6.8%	9.3%	9.6%	7.1%	8.6%	10.7%

ROA-Total			3.2%	4.1%	4.0%	2.9%	3.2%	3.8%
ROC-Total			3.8%	4.9%	4.8%	3.6%	3.9%	4.6%
ROE-Total			6.8%	9.3%	9.6%	7.1%	8.6%	10.7%

LTD : Equity		0.77	0.81	1.00	1.00	0.99	1.40	1.24
Total Debt : Equity		0.78	0.81	1.00	1.01	0.99	1.40	1.24
Total Debt : EBITDA		1.98	1.85	2.08	2.00	2.07	3.46	2.95
Interest Coverage		4.63	7.04	5.70	5.72	7.37	4.70	4.08
Cost of Debt Capital			8.6%	10.1%	9.5%	7.1%	7.2%	8.1%

EBITDA / Share		$2.05	$2.12	$2.79	$3.44	$4.00	$3.43	$3.95
EBITDA / Share Growth			3.5%	31.7%	23.1%	16.5%	-14.3%	15.1%
EBITDA Margin		18.1%	18.4%	19.0%	18.5%	19.0%	15.3%	16.1%
D&A % Revenue		4.4%	4.4%	5.1%	5.3%	5.5%	5.8%	6.1%
EBIT Margin		13.7%	14.0%	13.9%	13.1%	13.6%	9.5%	12.0%
Interest % Revenue		3.9%	2.6%	3.3%	3.2%	2.6%	3.2%	3.9%
Pretax Margin		9.6%	11.2%	10.6%	9.9%	10.7%	4.4%	5.4%

Revenue Growth		86.8%	32.6%	29.2%	28.7%	11.2%	5.1%	6.4%
EBITDA Growth		106.3%	34.7%	33.3%	25.2%	14.6%	-15.7%	12.0%
EPS Growth		137.7%	29.4%	22.2%	19.3%	18.9%	-60.3%	43.9%

Capital Expenditures : Depreciation		1.28	1.55	1.11	0.95	1.51	1.30	0.96
Employees					17,935	18,890	20,900	20,900
Regional / Divisional / Home Office Empl					118	130	150
Revenue / Employee					79	83	79	84
EBITDA / Employee					15	16	12	14

Cash Flow Operations / Revenues		11.2%	10.4%	10.4%	11.8%	7.9%	7.8%	9.3%
Cash Flow Operations-Cap Ex / Revenues		5.6%	3.5%	4.7%	6.8%	-0.4%	0.3%	3.4%

Stock Price 6/30		11.668	13.500	17.582	23.832	26.500	12.563	10.313
Stockholder Annual Return			15.7%	30.2%	35.5%	11.2%	-52.6%	-17.9%
3 Year Return					104.3%	96.3%	-28.5%	-56.7%
4 Year Return						127.1%	-6.9%	-41.3%
5 Year Return							7.7%	-23.6%

Net A/R DSO		61.1	62.2	61.7	64.2	63.5	73.4	69.9
Change from Last Year			1.0	(0.4)	2.5	(0.7)	9.9	(3.5)
Change from 3 Years Ago					3.1	1.3	11.7	5.7
Cash Cost of 3 year Change							53	28

Matrix of Financial Indicators

Return on Assets

	1995	1996	1997	1998	1999	2000E
THC	2.8%	4.3%	-2.4%	2.1%	1.9%	2.2%

HCA	6.6%	7.3%	-1.4%	1.8%	3.6%	2.3%

UHS	5.6%	5.9%	6.6%	6.3%	5.3%	5.5%

HMA	14.6%	15.9%	16.4%	14.9%	11.4%	10.3%

QHGI	3.2%	4.1%	4.0%	2.9%	3.2%	3.8%

Competitor Average	7.5%	8.3%	6.4%	6.5%	5.9%	5.5%

Return on Capital

	1995	1996	1997	1998	1999	2000E
THC	4.9%	6.3%	-3.5%	3.0%	2.5%	3.0%

HCA	9.2%	10.1%	-1.9%	2.5%	5.4%	3.4%

UHS	8.1%	8.0%	8.8%	8.6%	7.4%	7.6%

HMA	17.7%	19.3%	19.8%	18.2%	13.7%	12.0%

QHGI	3.8%	4.9%	4.8%	3.6%	3.9%	4.6%

Competitor Average	9.7%	10.6%	7.9%	8.2%	7.6%	6.9%

Return on Equity

	1995	1996	1997	1998	1999	2000E
THC	10.0%	15.1%	-8.3%	7.7%	6.7%	7.6%

HCA	17.5%	19.1%	-3.8%	5.1%	10.0%	6.8%

UHS	12.7%	13.5%	13.7%	13.8%	12.3%	13.1%

HMA	22.2%	22.9%	22.2%	20.8%	18.2%	17.6%

QHGI	6.8%	9.3%	9.6%	7.1%	8.6%	10.7%

Competitor Average	14.8%	16.2%	10.4%	11.7%	12.3%	12.1%

Matrix of Financial Indicators

LTD: Equity

	1995	1996	1997	1998	1999	2000E
THC	1.65x	1.21x	1.56x	1.64x	1.65x	1.39x

HCA	1.00x	0.79x	1.28x	0.75x	0.94x	1.01x

UHS	0.80x	0.61x	0.52x	0.67x	0.65x	0.77x

HMA	0.21x	0.16x	0.09x	0.18x	0.45x	0.49x

QHGI	0.81x	1.00x	1.00x	0.99x	1.40x	1.24x

Competitor Average	0.70x	0.64x	0.72x	0.65x	0.86x	0.88x

Total Debt : Equity

	1995	1996	1997	1998	1999	2000E
THC	1.79x	1.23x	1.57x	1.64x	1.66x	1.40x

HCA	1.04x	0.81x	1.30x	0.89x	1.15x	1.13x

UHS	0.82x	0.62x	0.53x	0.67x	0.66x	0.77x

HMA	0.23x	0.18x	0.10x	0.19x	0.46x	0.49x

QHGI	0.81x	1.00x	1.01x	0.99x	1.40x	1.24x

Competitor Average	0.72x	0.66x	0.73x	0.69x	0.92x	0.91x

Total Debt: EBITDA

	1995	1996	1997	1998	1999	2000E
THC	5.71x	2.96x	3.31x	3.23x	3.464x	2.93x

HCA	1.98x	1.62x	3.30x	2.35x	2.23x	2.06x

UHS	2.11x	1.63x	1.35x	1.60x	1.60x	1.95x

HMA	0.58x	0.46x	0.26x	0.51x	1.30x	1.31x

QHGI	1.85x	2.08x	2.00x	2.07x	3.463x	2.95x

Competitor Average	1.63x	1.45x	1.73x	1.63x	2.15x	2.07x

Matrix of Financial Indicators

EBITDA: Interest

	1995	1996	1997	1998	1999	2000E
THC	4.51x	3.52x	3.65x	3.90x	3.83x	4.04x

HCA	8.09x	8.65x	5.78x	5.11x	6.13x	6.13x

UHS	10.32x	8.15x	10.63x	9.76x	9.83x	8.92x

HMA	35.47x	48.11x	58.89x	58.94x	37.72x	14.20x

QHGI	7.04x	5.70x	5.72x	7.37x	4.70x	4.08x

Competitor Average	15.23x	17.65x	20.25x	20.29x	14.60x	8.33x

Average Cost of Debt

	1995	1996	1997	1998	1999	2000E
THC	6.43%	9.21%	10.05%	8.52%	7.90%	7.91%

HCA	8.13%	6.93%	6.02%	6.94%	7.14%	7.94%

UHS	6.65%	8.07%	6.91%	7.74%	6.36%	6.52%

HMA	4.61%	4.64%	5.50%	4.74%	3.03%	5.90%

QHGI	8.55%	10.13%	9.55%	7.12%	7.20%	8.10%

Competitor Average	6.99%	7.44%	6.99%	6.64%	5.93%	7.12%

EBITDA Margin

	1995	1996	1997	1998	1999	2000E
THC	18.8%	19.8%	17.5%	18.3%	17.1%	17.0%

HCA	21.0%	21.6%	15.1%	15.4%	17.3%	19.0%

UHS	12.4%	14.6%	14.3%	14.1%	12.9%	13.3%

HMA	24.2%	23.7%	24.4%	24.6%	23.3%	23.5%

QHGI	18.4%	19.0%	18.5%	19.0%	15.3%	16.1%

Competitor Average	19.0%	19.7%	18.1%	18.3%	17.2%	18.0%

Matrix of Financial Indicators

D&A % of Revenue

	1995	1996	1997	1998	1999	2000E
THC	5.9%	5.8%	5.1%	4.6%	5.1%	4.7%

HCA	5.5%	5.8%	6.6%	6.7%	6.6%	6.2%

UHS	5.5%	6.0%	5.6%	5.6%	5.3%	4.8%

HMA	3.9%	3.8%	4.1%	4.4%	4.5%	4.7%

QHGI	4.4%	5.1%	5.3%	5.5%	5.8%	6.1%

Competitor Average	4.8%	5.2%	5.4%	5.6%	5.5%	5.5%

EBIT Margin

	1995	1996	1997	1998	1999	2000E
THC	12.9%	14.0%	12.4%	13.6%	12.0%	12.3%

HCA	15.5%	15.8%	8.6%	8.7%	10.8%	12.8%

UHS	6.9%	8.5%	8.7%	8.5%	7.6%	8.6%

HMA	20.3%	19.9%	20.3%	20.2%	18.8%	18.8%

QHGI	14.0%	13.9%	13.1%	13.5%	9.5%	12.0%

Competitor Average	14.2%	14.5%	12.7%	12.7%	11.7%	13.1%

Interest % of Revenue

	1995	1996	1997	1998	1999	2000E
THC	4.2%	5.6%	4.8%	4.7%	4.5%	4.2%

HCA	2.6%	2.5%	2.6%	3.0%	2.8%	3.1%

UHS	1.2%	1.8%	1.3%	1.4%	1.3%	1.5%

HMA	0.7%	0.5%	0.4%	0.4%	0.6%	1.7%

QHGI	2.6%	3.3%	3.2%	2.6%	3.2%	3.9%

Competitor Average	1.8%	2.0%	1.9%	1.9%	2.0%	2.5%

Matrix of Financial Indicators

Pretax Margin

	1995	1996	1997	1998	1999	2000E
THC	9.9%	13.4%	0.3%	6.5%	4.36%	5.4%

HCA	10.1%	12.6%	2.1%	5.8%	7.4%	4.4%

UHS	5.7%	6.7%	7.3%	6.6%	6.0%	6.5%

HMA	19.6%	19.4%	19.9%	19.8%	18.2%	17.1%

QHGI	11.2%	10.6%	9.9%	10.7%	4.38%	5.4%

Competitor Average	11.7%	12.3%	9.8%	10.7%	9.0%	8.4%

EBITDA / Share Growth

	1995	1996	1997	1998	1999	2000E
THC	6.6%	48.9%	-4.4%	17.8%	1.5%	3.5%

HCA	29.6%	15.0%	-32.4%	3.7%	10.7%	13.1%

UHS	23.6%	36.8%	10.8%	30.8%	3.3%	12.5%

HMA	23.2%	29.2%	26.6%	25.1%	15.1%	24.7%

QHGI	3.5%	31.7%	23.1%	16.5%	-14.3%	15.1%

Competitor Average	20.0%	28.2%	7.0%	19.0%	3.7%	16.4%

Cash Flow Operations : Revenue

	1995	1996	1997	1998	1999	2000E
THC	-0.2%	3.5%	4.6%	4.1%	5.3%	7.6%

HCA	12.7%	13.2%	7.9%	10.3%	7.3%	11.0%

UHS	9.9%	12.2%	11.0%	7.6%	8.6%	9.4%

HMA	14.0%	13.2%	14.8%	11.2%	12.4%	10.3%

QHGI	10.4%	10.4%	11.8%	7.9%	7.8%	9.3%

Competitor Average	11.7%	12.3%	11.4%	9.2%	9.0%	10.0%

Matrix of Financial Indicators

Cash Flow Operations —Cap Ex : Revenue

	1995	1996	1997	1998	1999	2000E
THC	-8.2%	-3.1%	0.0%	-1.3%	-0.1%	2.2%

HCA	4.1%	6.1%	0.3%	3.5%	-0.4%	4.9%

UHS	3.3%	3.3%	1.0%	2.5%	5.3%	3.3%

HMA	9.7%	7.5%	8.2%	6.4%	0.7%	3.4%

QHGI	3.5%	4.7%	6.8%	-0.4%	0.3%	3.4%

Competitor Average	5.2%	5.4%	4.1%	3.0%	1.5%	3.7%

Net A/R DSO

	1995	1996	1997	1998	1999	2000E
THC	62.2	55.0	56.5	64.3	77.8	80.1

HCA	55.0	55.4	48.9	41.0	41.0	42.8

UHS	44.8	44.6	45.6	49.9	54.9	57.9

HMA	47.3	52.7	48.6	70.2	84.0	77.2

QHGI	62.2	61.7	64.2	63.5	73.4	69.9

Competitor Average	52.3	53.6	51.8	56.1	63.3	61.9

Change in A/R DSO

	1995	1996	1997	1998	1999	2000E
THC	14.8	(7.1)	1.5	7.7	13.5	2.4

HCA	(2.3)	0.5	(6.5)	(8.0)	0.1	1.8

UHS	5.2	(0.2)	1.0	4.3	5.0	2.9

HMA	1.2	5.3	(4.0)	21.6	13.8	(6.8)

QHGI	1.0	(0.4)	2.5	(0.7)	9.9	(3.5)

Competitor Average	1.3	1.3	(1.8)	4.3	7.2	(1.4)

Matrix of Financial Indicators

Three Year Change in A/R DSO

	1995	1996	1997	1998	1999	2000E
THC			9.2	2.1	22.7	23.6

HCA			(8.4)	(14.0)	(14.4)	(6.1)

UHS			6.0	5.2	10.3	12.3

HMA			2.5	22.9	31.3	28.5

QHGI			3.1	1.3	11.7	5.7

Competitor Average			0.8	3.8	9.7	10.1

Revenue : Employee

	1995	1996	1997	1998	1999	2000E
THC			82.8	84.7	86.4	107.7

HCA			63.8	71.9	99.1	100.0

UHS			81.0	97.6	105.5	106.5

HMA			89.5	75.9	84.7	90.0

QHGI			78.8	83.2	79.1	84.1

Competitor Average			78.3	82.2	92.1	95.2

EBITDA : Employee

	1995	1996	1997	1998	1999	2000E
THC			14.5	15.5	14.8	18.3

HCA			9.7	11.0	17.2	19.1

UHS			11.6	13.8	13.7	14.2

HMA			21.9	18.7	19.8	21.2

QHGI			14.5	15.8	12.1	13.5

Competitor Average			14.4	14.8	15.7	17.0

[Letterhead of M. Lee Pearce, M.D.]

July 14, 2000

BY OVERNIGHT COURIER

Mr. Jeffrey C. Barbakow
Chairman and Chief Executive Officer
Tenet Healthcare Corporation
3820 State Street
Santa Barbara, CA 93105

      Re: Tenet Healthcare Corp. (the “Company”)

Dear Mr. Barbakow:

      As the beneficial owner of 250,042 shares of Tenet Healthcare, I am very concerned about the future of the shareholders’ investment in Tenet and your role, as a Director, in protecting the investment of all Tenet shareholders. You are undoubtedly aware that, by letter dated July 5, 2000, I nominated an alternate slate of candidates for election to the Company’s Board of Directors at this year’s annual meeting of stockholders. A copy of the nomination letter is attached.

      Before we begin to communicate our views to other shareholders, and in no event later than July 24, 2000, I propose a meeting with members of the Board to discuss the possibility of instituting significant changes to improve the Company’s operations and maximize value for all shareholders.

      The initial concerns that prompted my nominations to the Board fall into three general categories:

      (1) the Company’s precarious and inadequately disclosed financial position;

      (2) Tenet’s bloated corporate staff and its exorbitant executive compensation; and

      (3) the directors’ disregard for shareholder interests.

      We believe the outcome of this year’s Board elections will turn on these issues unless the current directors and senior management take definitive steps to address them before the next shareholders meeting.

Appalling Financial Performance

      Our foremost concern is the Company’s precarious and inadequately disclosed economic condition. Under your stewardship, Tenet’s financial performance has been and continues to be substantially worse than its peers by almost every measure. In many respects, the Company is the industry’s worst performer and is in economic distress. In particular:

•	Tenet had the worst return on assets in fiscal years ended May 31, 1997, 1999, and is on track to repeat this feat in fiscal 2000.

•	Tenet’s 1999 return on equity was the industry’s lowest.

•	Tenet’s profit margins for earnings before interest, taxes, depreciation and amortization (“EBITDA”) have declined every year since peaking at 19.8% in fiscal 1996.

•	Tenet’s leverage is the highest in the industry. From fiscal 1995 through fiscal 2000 (estimated), Tenet has maintained the industry’s highest level of debt to equity. Tenet did so even though Mr. Barbakow announced plans, in 1995, to reduce the debt to equity ratio to 1 to 1 without selling assets. (WSJ, 3/1/95). In fiscal 1999 the Company reported debt of 1.66x equity, compared to 1.15x equity for the industry’s largest company, HCA.

•	For the same period (1995 to 2000 (estimated)), Tenet has also had the highest level of debt to EBITDA. After reaching a low of 2.96x EBITDA in fiscal 1996, this ratio has risen steadily under Mr. Barbakow’s management to 3.46x EBITDA in fiscal 1999. We estimate the total debt/EBITDA for fiscal 2000 will once again be the industry’s highest, even after the Company sold 17 hospitals.

•	As a result of Tenet’s heavy leverage, interest coverage (EBITDA/interest) is the industry’s lowest. Tenet covered interest by just 3.8x EBITDA in fiscal 1999, compared to 4.7x for Quorum, over 6x for HCA, nearly 10x for Universal Health and 43x for Health Management Associates.

•	Tenet’s long-term debt is not investment grade and the average cost of its long-term debt is the industry’s highest. Since fiscal 1997, the fourth year of Mr. Barbakow’s reign, Tenet’s cost of its long term debt has been the industry’s highest. In fiscal 1999, Tenet has paid an average of 7.90% on its debt, compared to 7.14% for HCA and 6.36% for Universal Health. Tenet’s cost of debt was 0.76% higher than HCA’s. That difference cost Tenet approximately $47 million more in interest cost in 1999.

•	Since fiscal 1994, Tenet has written off more than $2.04 billion after tax, an amount exceeding the total equity turned over to the current management team in 1993.

•	Cash flow from operations for Tenet is the lowest in the industry as a percent of revenue. After capital expenditures, Tenet produces almost no free cash. “Tenet, unfortunately, has not generated any free cash flow over the last four years . . . .” (Wall Street

Transcript, 7/3/2000). In fiscal 1998 and 1999, the Company actually had negative cash flow after capital expenditures. Tenet produces less free cash than any of its peers.

•	Part of the reason for the lack of cash generation is poor accounts receivable management. Over the past three-plus years (fiscal 1997-Q3 of 2000), Tenet has seen its accounts receivable days increase by 25.5 days. For a company with $11.4 billion in revenue, 25.5 days equate to a cash need of about $800 million. At Tenet’s average borrowing cost of 7.9%, this increase costs shareholders roughly $38 million after tax, or $0.12 per share in annual earnings.

•	Given Tenet’s appalling financial performance, how will our Company deal with its contingent liabilities? We believe that the Company has significant potential legal liabilities requiring it to spend $60 million annually on 700 outside law firms in addition to some 28 internal lawyers. (House Counsel, “Code Blue, GC Christi Sulzbach Applies ER Techniques to Help Revive Tenet Healthcare,” May/June 2000).

•	Among the hundreds of cases pending against the Company, is United States ex rel Scott v. Tenet, et al., in which the relator, a former federal prosecutor, is seeking $150 million for allegedly defrauding Medicare, creating false mortality studies, and falsifying death certificates.

•	Tenet is the subject of other investigations. HHS/OIG investigations into compensation paid for physician practices appear to be ongoing in multiple jurisdictions. What is the status of these investigations? Is it because of the pendency of governmental investigations that Tenet has been so slow to unwind the physician contracts that are causing the company to lose approximately $100 million per year? What other material litigation and investigations threaten our company? What reserves has Tenet created to address these contingencies?

      Before taking our concerns to other shareholders, we would like to meet with the Tenet Board to set forth our concerns in greater detail and enter into a dialogue with the Board concerning the significant changes needed to address the dire economic issues facing Tenet.

Exorbitant Executive Compensation and Bloated Management

      Given the Company’s poor performance, we are greatly concerned about the exorbitant executive compensation at Tenet. Mr. Barbakow’s 1999 compensation was $22.5 million. (L.A. Times, 7/5/2000). In contrast, HCA’s CEO elected to serve for the cost of benefits only. Quorum’s and Health Management Associates’ chief executives receive just a fraction of the amount paid to Mr. Barbakow. When Aetna terminated Richard Huber, Aetna under his leadership had not performed as badly as Tenet has performed under Mr. Barbakow’s management. (WSJ, 4/6/2000).

      In considering Mr. Barbakow’s compensation, Tenet shareholders must also take into account the financial and business costs of maintaining Tenet’s headquarters in Santa Barbara, an affluent coastal enclave where Mr. Barbakow and other senior managers reside. That decision not only necessitates that Tenet maintain an expensive and otherwise unnecessary “private air force” but also isolates senior management from Tenet’s real operations and contributes to the appalling financial performance recited above.

      The Company has a bloated management structure, in part no doubt because of its absentee senior management. Tenet employs 11 management/support personnel per hospital, about 57% more than HCA which employs only 7 management/support personnel per hospital. Tenet also employs 968 people per hospital, about 19% more than the 812 persons per hospital employed by HCA. Other hospital companies have placed their headquarters in Midwestern cities where tested and experienced hospital company managers are more readily available and where hands-on oversight of hospital properties is feasible and far less expensive.

      The Board should have concrete plans for addressing these indefensibly high expenses. At our meeting, we would like to discuss an across-the-board reduction in executive compensation, financial incentives to promote better management, such as tying executive compensation to the Company’s real economic performance, relocation of the corporate headquarters, reduction of excessive corporate staff, and other cost containment initiatives.

Disregard for Shareholder Interests

      Another critical issue is the directors’ and management’s apparent disregard for shareholder interests. At the last two annual shareholders meetings, the shareholders overwhelmingly voted to recommend that the Board eliminate the staggered system of electing directors. Yet the Board has, twice, defiantly refused to follow the shareholders’ directive to take action to declassify itself. How can the directors who own less than 0.5% of the Company’s outstanding common stock defy the wishes of the vast majority of Tenet’s shareholders? Compounding the problem is the fact that the Company is still incorporated in Nevada, where shareholder rights are minimal, and that supermajority voting requirements entrench Board incumbents and make change difficult. Research suggests that companies with good corporate governance are more attractive to investors and that companies incorporated in Delaware enjoy enhanced value. (WSJ, 2/28/2000 and 6/19/2000).

      Our meeting must therefore include discussion of amending the Charter and By-Laws to eliminate the staggered Board and reincorporating the Company in Delaware, where shareholders have reasonable rights.

      Fundamental changes in the way the Company conducts business are long overdue. Tenet is the nation’s second largest acute care hospital company, with 112 hospitals and annual revenue in excess of $11 billion. Yet despite this strong market position, and the longest bull market in American history, Tenet shareholders who purchased shares in Tenet’s April 17, 1997 secondary offering at $26.50 per share have seen only a miniscule appreciation (32¢ per share as of the close on July 13, 2000) in their investment in three years.

      There is enormous hidden value in Tenet. The concerns outlined above, while of the critical importance, are by no means exhaustive. We believe that our concerns are and will be shared by most other Tenet shareholders, and we will act for their collective benefit. Under no circumstances are we interested in, nor will we accept, any compensation not offered equally to all other shareholders. We look forward to meeting with you by July 24, 2000 to discuss these shareholder issues and our proposals for addressing them. Please advise us no later than 3pm EDT on July 20 whether and where you will meet with us.

      Since I am currently traveling, please advise my counsel, Robert B. McCaw of Wilmer, Cutler & Pickering whether and when we can meet. He may be reached by telephone at (212) 230-8810 or fax at (212) 230-8888.

Very truly yours,

M. Lee Pearce, M.D.

cc: All Directors

[Letterhead of M. Lee Pearce, M.D.]

August 1, 2000

By Facsimile and Federal Express

Mr. Maurice J. DeWald
Board of Directors
Tenet Healthcare Corporation
3820 State Street
Santa Barbara, CA 93105

Dear Mr. DeWald:

      Thank you for coming to Miami to meet with me, Michael Gallagher and Gary Cripe. At that meeting we set forth our view that the Board of Tenet Healthcare Corporation should immediately take the following steps:

•	Engage in a comprehensive program to improve cash flow;

•	Reduce debt and take appropriate steps to improve the Company’s debt to investment grade;

•	Reorganize the Company into a flat, customer responsive, efficient structure;

•	Reevaluate the Santa Barbara headquarters location and the need for a fleet of private aircraft;

•	Reincorporate in Delaware;

•	Eliminate the staggered system for electing directors;

•	Expand the Board to 15 directors and add our slate of 4 directors to the Board;

•	Appoint a non-executive chairman;

•	With the exception of the CEO, remove management, past and present, from the Board; and

•	Have “fraud & abuse” compliance report directly to Audit Committee.

      We also renewed our request to meet with the full Tenet Board.

      We look forward to your response.

                                                                                                                                   Sincerely

                                                                                                                                   M. Lee Pearce, M.D

cc: All Directors
     David L. Dennis
     Christi R. Sulzbach, Esq.

[Letterhead of M. Lee Pearce, M.D.]

August 4, 2000

VIA FEDERAL EXPRESS

Mr. Jeffrey C. Barbakow
Chairman and Chief Executive Officer
Tenet Healthcare Corporation
3820 State Street
Santa Barbara, CA 93105

      Re: Tenet Healthcare Corporation (the “Company”)

Dear Mr. Barbakow:

      At the July 31, 2000 meeting with Maurice DeWald, David Dennis, and Christi Sulzbach we requested an explanation as to why the Company has failed to comply with the federal securities law obligation to report separately on each segment of its business qualifying as an identifiable operating segment. We referred in particular to Tenet’s disastrous investment in physician practices. This letter explains the reasons for that request and describes why the shareholders are legally entitled to such “operating segment” disclosure of the Company’s physician practice business.

      Under Item 101(b) of Securities Act Regulation S-K and Statement of Financial Accounting Standards (“SFAS”) No. 131, public companies must disclose separate financial and descriptive information about their reportable “operating segments.” Separate disclosure is required when a component of an entity:

      (a) engages in business activities from which it may earn revenues and incur expenses;

      (b) has operating results that are regularly reviewed by the enterprise’s chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance; and

      (c) has discrete information available about it. From a quantitative standpoint, if an operating segment’s reported revenue, absolute reported profit or loss, or assets equal 10 percent or more of the combined entity, the enterprise must report the information required by SFAS No. 131 separately.

      In its filings with the SEC, Tenet has maintained that “the Company’s provision of health care through its domestic general hospitals, physician practices, and related health care facilities comprises a single reportable operating segment under [SFAS No. 131].” (Form 10-

K, filed Aug. 26, 1999.) That position, however, is contradicted by the Company’s own public filings, which reveal that the physician practice business:

      (a) engages in revenue-producing activities;

      (b) is reviewed regularly by management; and

      (c) is supported by discrete financial information —all of which indicate that Tenet’s physician practices should be reported as a separate operating segment.

      First, the Company’s filings make it unequivocally clear that management thinks of its physician practice operations as a separate business. Tenet’s filings are replete with descriptions of the physician practices as a “business.” (See, e.g., Rule 424(b)(3) Prospectus to Registration on Form S-4, filed May 4, 2000; Form 10-K, filed Aug. 26, 1999; Form 10-K, filed Apr. 28, 1999; Form S-4, filed Apr. 23, 1999.)

      Second, the Company’s 1999 annual report makes clear that the physician practice operations produce substantial revenue. From 1997 to 1999, according to the report, Tenet’s increases in “net operating revenues” from other operations were “primarily the result of new physician practices acquired as part of hospital acquisitions.” (Form 10-K, filed Aug. 26, 1999.)

      Third, the physician practice business is regularly reviewed by Tenet’s top management. The 1999 annual report gives a detailed description of management’s involvement with and plans for the physician practices:

The Company is in the process of reevaluating its physician strategy in every one of its markets and is developing plans to allow a significant number of its existing contracts to expire. Such plans could result in a decision to exit the physician practice business during fiscal 2000. The Company would expect to incur significant charges on the disposal of this business, including estimated operating losses during the phase out period, if it decides to exit the business entirely. . . . Such charges may require significant cash expenditures as contract settlements with physicians and physician groups are made. The benefits of such a strategy, which could be significant, would not be expected to occur until fiscal 2001 and beyond.

(Id.) Management’s belief that the Company’s physician practice business could be readily separated from its other businesses lends further support to the notion that the physician practice business should be reported as a separate operating segment.

      Fourth, the Company’s physician practice business is supported by discrete financial information. In two recent disclosures, the Company stated that the physician practice business has “not been profitable.” (Id.; Form 10-Q, filed Apr. 13, 2000.) Although those disclosures fail to identify the extent of the losses suffered, they confirm information revealed by Tenet executives in recent investor presentations that the Company has lost $100 million per year on the physician practices —certainly a material amount.

      The impairment charges and write-offs taken by the Company since fiscal 1997 also support both the existence of discrete information and the materiality of information about the physician practice business. In particular:

•	The Company recorded $177 million (Form 10-Q, filed Apr. 13, 2000) of “impairment and unusual charges” in fiscal 2000 relating to its decision to terminate physician employment and management agreements “as part of its strategy to reduce losses from its physician practice operations.” (Press Release, March 31, 2000.)

•	Tenet took charges of $38 million (equivalent to 8% of its pre-tax income of $474 million) in fiscal 1999 for the impairment of “property, equipment and goodwill at 20 physician practices and other ancillary health care businesses.” (Form 10-K, filed Aug. 26, 1999.)

•	In fiscal 1998, the Company wrote off $41 million in goodwill and other assets relating to its physician practices (equivalent to 6% of the Company’s pre-tax income of $647 million). (Id.)

•	In fiscal 1997, Tenet wrote off $60 million in “goodwill and other long-lived assets of physician practices not deemed to be fully recoverable,” and $18 million for “a restructuring of physician practices, including severance for the physicians, write-offs of computer equipment and software, physician contract terminations and the costs to reorganize regional management service organizations.” (Id.) The 1997 charges totaled $78 million, an amount exceeding the Company’s pre-tax profits for that year.

      Given the magnitude of the above charges and write-offs, there is reason to question management’s position that “the net operating revenues and operating losses from [the physician practice business] activities have not been material.” (Form 10-Q, filed Apr. 14, 2000.)

      The SEC’s Division of Corporation Finance recently underscored the importance of segment reporting in its June 30, 2000 publication of “Current Accounting and Disclosure Issues,” stating, “[i]f the chief operating decision maker [of a company] receives reports of a component’s operating results on a quarterly or more frequent basis, the staff may challenge [the company’s] determination that the component is not a segment for purposes of    SFAS 131 . . . .” The purpose of segment reporting is to increase investor awareness and knowledge by giving investors access to substantially the same information used by a company’s chief operating decision makers to evaluate segment performance and resource allocation.

      By failing to report on its physician practice business as a separate operating segment, Tenet’s management has frustrated that purpose and has interfered with the ability of shareholders to evaluate their exposure from that component of the Company’s operations. The Company has kept the market and shareholders in the dark about the value and wisdom of Tenet’s strategy of investing in physician practices.

      Management’s disregard of segment reporting requirements also raises concerns about regulatory liability. Under similar circumstances, the SEC sanctioned Sony for filing disclosures that improperly treated its music and motion picture businesses as a single operating segment. See In the Matter of Sony Corporation, Exchange Act Release No. 34-40305, 67 SEC Docket 1609-25 (Aug. 5, 1998). The SEC found that consolidated treatment of such distinct industry segments misleadingly obscured the nature and extent of the losses sustained by Sony’s motion picture unit, and imposed a $1 million civil penalty on Sony for violating Section 13(a) of the Exchange Act. See id.; SEC v. Sony Corp., Civ. A. No. 1:98CV1935, Settled Complaint (D.D.C. Aug. 5, 1998).

      Finally, we were troubled by the Company’s response when we inquired about segment reporting at our July 31 meeting. The response compared the physician practice business to the hospital custodians; we were told that the physician practice business was no more a separate segment than were the custodians. We believe the comment is indicative of a negative attitude toward physicians that is the cause of many of Tenet’s difficult relationships with physicians that have adversely affected the Company’s business performance and the quality of patient care.

      Tenet is scheduled to file its Form 10-K for the fiscal year ending May 31, 2000 this month. Before the directors accept personal responsibility by signing the form, we believe they should require management to provide segment reporting for all components of Tenet that satisfy SFAS No. 131. This applies in particular to the physician practice business for fiscal 2000 and earlier periods.

                                                                                                                                   Very truly yours,

                                                                                                                                   M. Lee Pearce, M.D

cc: All Directors
      David L. Dennis
      Christi R. Sulzbach
      (all by Federal Express)